UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08212

J.P. Morgan Series Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan
Series
Trust II

JPMorgan Bond Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	22
Trustees	27
Officers	28
Schedule of Shareholder Expenses	29

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Bond Portfolio. Inside, you’ll find information detailing the performance for the six months ended June 30, 2007, along with a report from the portfolio managers.

“Despite this expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007 as a whole.”

Bond market performance was lackluster

Despite favorable results in the first quarter of 2007, overall bond market performance for the six-month period was lackluster.

In the first quarter of 2007, rising default levels within the sub-prime mortgage market, combined with mixed economic data, led to growing expectations for a rate cut from the Federal Reserve (Fed). The tepid first-quarter gross domestic product (GDP) growth rate advanced this theme, and the overall bullish sentiment on future monetary policy caused short-term yields to decline.

Growth, credit concerns push yields higher

But yields and expectations regarding future Fed action reversed course during the second quarter, as data pointed to a rebound in economic growth. In particular, the early-June re-rating of U.S. growth prospects — primarily due to increased business spending and inventory rebuilding — caused Treasury yields to move sharply higher. In addition, significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, the Fed retained its tightening bias, but it left the fed funds target unchanged.

The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

The rebound in growth prospects, combined with the concerns about credit quality and the renewed sentiment regarding the Fed, pushed bond yields upward. The benchmark 10-year U.S. Treasury bond ended the period with a yield of 5.03%, 32 basis points (bps) higher than at the end of 2006. Similarly, the yield on the 30-year U.S. Treasury bond jumped 31 bps, from 4.81% to 5.12%. Overall, the bond market returned 0.98% for the six-month period, as measured by the Lehman Brothers Aggregate Bond Index.

Sub-par growth should stabilize yields

Despite this expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for related weakness in housing-related employment and consumer spending.

The housing-related fallout may lead to some periods of unease, with low-grade debt markets vulnerable to rising delinquency and foreclosure rates. We would view such spillovers as positive factors, though, because they would provide an end to the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

The Fed’s preferred measure of inflation, the personal consumption expenditures (PCE) index, is back within the Fed’s target range of 1% to 2%. This should help limit the upward movement in bond yields, even as the economy recovers from the first-quarter slowdown.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SERIES TRUST II   1

JPMorgan Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$46,888,619
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA
Duration	4.7 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 0.60%* over the six months ended June 30, 2007, compared to the 0.98% return for the Lehman Brothers Aggregate Bond Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due to its allocation to the investment-grade corporate and emerging markets debt sectors. In the emerging market debt (EMD) sector, spreads continued to widen. Spreads widened as a result of sub-prime mortgage concerns in the U.S. This had a negative effect on credit sensitive markets and pushed volatility up for most asset classes. However, the backdrop in the sector remained robust, as countries continued to post strong economic data with trade balance surpluses combined with low inflation. Our investment-grade corporate position was also a negative contributor as spreads widened 9 basis points (bps) on fears surrounding sub-prime mortgages, weak housing numbers, record high-grade issuance and a large high-yield supply pipeline issued to fund announced leveraged buyouts (LBOs).

We benefited from our exposure to the high yield sector as the market reached record tight spread levels in early June. We also benefited from our underweight position in the prepayment-sensitive mortgage sector as spreads widened amid a sizable increase in supply and low demand from overseas investors. We manage duration from a tactical perspective, with a current bias toward being short in intermediate maturities. Our short-duration position contributed to performance in the second quarter, but it was a negative contributor in the first quarter.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We manage the Portfolio to seek diversified returns across a global set of opportunities. By balancing top-down macroeconomic themes with bottom-up security selection, we employ interest rate management to enhance returns and control risks. Specifically, we seek to outperform the broad market by enhancing returns through allocations to extended sectors, including emerging markets debt and high-yield debt (junk bonds). We establish sector and duration strategy through structured, global debate. We also seek to combine best ideas in security selection from our distinctive teams of sector specialists with a goal of repeatable and consistent performance across market cycles.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	47.2%
Corporate Bonds	21.6
Collateralized Mortgage Obligations	13.5
Asset-Backed Securities	7.7
Commercial Mortgage-Backed Securities	5.5
Foreign Government Securities	2.1
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	0.9
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	1/3/95	5.31%	4.33%	5.48%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Bond Portfolio commenced operations on January 3, 1995.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers Aggregate Bond Index, Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index and Lipper Variable Annuity Corporate Debt Funds A-Rated Index. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index and Lipper Variable Annuity Corporate Debt Funds A-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Corporate Debt Funds A-Rated Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   3

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 165.3%
	Asset-Backed Securities — 12.7%
200,000	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.55%, 11/15/11 (m)	200,036
191,748	Capital One Auto Finance Trust, Series 2004-A, Class A4, FRN, 5.42%, 03/15/11 (m)	191,808
	Capital One Multi-Asset Execution Trust,
880,000	Series 2003-A, FRN, 6.57%, 12/15/10 (i)	886,200
600,000	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	588,314
126,187	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33 (m)	126,540
135,050	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	134,099
	Countrywide Asset-Backed Certificates,
190,000	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	187,630
1,056	Series 2004-1, Class 3A, FRN, 5.60%, 04/25/34 (m)	1,057
120,000	Series 2004-1, Class M1, FRN, 5.82%, 03/25/34 (m)	120,050
100,000	Series 2004-1, Class M2, FRN, 5.87%, 03/25/34 (m)	100,031
	Countrywide Home Equity Loan Trust,
127,598	Series 2004-I, Class A, FRN, 5.61%, 02/15/34 (m)	127,810
46,431	Series 2004-K, Class 2A, FRN, 5.62%, 02/15/34 (m)	46,497
48,605	Series 2005-B, Class 2A, FRN, 5.50%, 05/15/35 (m)	48,614
41,911	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	41,836
	First Franklin Mortgage Loan Asset-Backed Certificates,
125,000	Series 2005-FF2, Class M3, FRN, 5.80%, 03/25/35 (m)	125,054
250,000	Series 2005-FF11, Class M1, FRN, 5.75%, 11/25/35 (m)	250,496
12,631	GSAMP Trust, Series 2004-OPT, Class A1, FRN, 5.66%, 11/25/34 (m)	12,636
210,000	Home Equity Asset Trust, Series 2005-8, Class M2, FRN, 5.77%, 02/25/36 (m)	211,014
	Long Beach Mortgage Loan Trust,
300,000	Series 2003-4, Class M1, FRN, 6.00%, 08/25/33 (m)	300,878
190,000	Series 2004-1, Class M1, FRN, 5.82%, 02/25/34 (m)	190,481
125,000	Series 2004-1, Class M2, FRN, 5.87%, 02/25/34 (m)	125,109
250,000	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34 (m)	251,438
125,000	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M2, FRN, 5.74%, 03/25/35 (m)	125,034
275,000	MBNA Credit Card Master Note Trust, Series 2001-C2, Class C2, FRN, 6.47%, 12/15/10 (e) (m)	277,742
	New Century Home Equity Loan Trust,
125,000	Series 2005-1, Class M1, FRN, 5.77%, 03/25/35, (m)	124,812
43,380	Series 2005-2, Class A2B, FRN, 5.50%, 06/25/35 (m)	43,340
	Option One Mortgage Loan Trust,
43,806	Series 2003-1, Class A2, FRN, 5.74%, 02/25/33 (m)	43,816
23,968	Series 2003-5, Class A2, FRN, 5.64%, 08/25/33 (m)	24,011
	Residential Asset Securities Corp,
16,275	Series 2002-KS4, Class AIIB, FRN, 5.82%, 07/25/32 (m)	16,280
26,742	Series 2003-KS5, Class AIIB, FRN, 5.90%, 07/25/33 (m)	26,752
25,810	Series 2003-KS9, Class A2B, FRN, 5.96%, 11/25/33 (m)	25,819
250,000	Series 2005-KS11, Class M2, FRN, 5.74%, 12/25/35 (m)	250,261
250,000	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M1, FRN, 5.78%, 12/25/35 (m)	251,170
116,709	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	114,933
114,744	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	113,662
	Wachovia Asset Securitization, Inc.,
40,516	Series 2002-HE2, Class A, FRN, 5.75%, 12/25/32 (m)	40,555
69,503	Series 2003-HE2, Class AII1, FRN, 5.58%, 06/25/33 (m)	67,322
155,333	Series 2003-HE3, Class A, FRN, 5.57%, 11/25/33 (m)	155,462
	Total Asset-Backed Securities (Cost $5,991,406)	5,968,599
	Collateralized Mortgage Obligations — 22.4%
	Agency CMO — 7.0%
	Federal Home Loan Mortgage Corp. REMICS,
312,741	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	10,623
22,576	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	34

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
734,191	Series 2779, Class SM, IF, IO, 1.83%, 10/15/18 (m)	35,700
275,252	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	12,138
2,066,887	Series 2813, Class SB, IF, IO, 1.73%, 02/15/34 (m)	121,231
55,093	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	130
1,828,159	Series 2861, Class GS, IF, IO, 1.88%, 01/15/21 (m)	47,074
2,159,257	Federal National Mortgage Association Interest STRIPS, Series 367, Class 2, IO, 5.50%, 01/25/36 (m)	586,482
	Federal National Mortgage Association REMICS,
642,585	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	28,309
541,575	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	57,990
349,897	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	353,799
311,251	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	314,773
772,303	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	781,143
322,011	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	325,581
314,434	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	317,920
287,731	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	291,050
	Government National Mortgage Association,
96,372	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	2,129
330,259	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	15,593
33,108	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	194
		3,301,893
	Non-Agency CMO — 15.4%
	Adjustable Rate Mortgage Trust,
52,559	Series 2004-1, Class 9A2, FRN, 5.72%, 01/25/35 (m)	52,713
35,065	Series 2005-4, Class 7A2, FRN, 5.55%, 08/25/35 (m)	35,095
144,122	Series 2005-5, Class 6A21, FRN, 5.55%, 09/25/35 (m)	144,487
78,087	Series 2005-6A, Class 2A1, FRN, 5.63%, 11/25/35 (m)	78,246
	Countrywide Alternative Loan Trust,
551,229	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	541,669
786,998	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (m)	788,968
856,365	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	843,671
147,427	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	147,321
516,732	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	513,832
110,757	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 5.63%, 10/25/45 (m)	111,088
164,211	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, FRN, 5.66%, 06/20/35 (m)	164,596
180,893	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34 (m)	181,740
101,398	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.49%, 05/25/35 (m)	101,527
	RESI Finance LP (Cayman Islands),
509,495	Series 2003-C, Class B3, FRN, 6.72%, 09/10/35 (e) (m)	515,835
94,351	Series 2003-C, Class B4, FRN, 6.92%, 09/10/35 (e) (m)	97,300
485,527	Series 2003-D, Class B3, FRN, 6.62%, 12/10/35 (e) (m)	486,991
158,730	Series 2003-D, Class B4, FRN, 6.82%, 12/10/35 (e) (m)	159,204
236,794	Series 2005-A, Class B3, FRN, 5.90%, 03/10/37 (e) (m)	239,162
96,651	Series 2005-A, Class B4, FRN, 6.00%, 03/10/37 (e) (m)	97,375
755,297	Residential Accredit Loans, Inc., Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	750,475
22,278	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	22,501
204,808	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, FRN, 5.55%, 05/25/45 (m)	204,929
309,676	Thornburg Mortgage Securities Trust, Series 2006-2, Class A2A, FRN, 5.43%, 04/25/36 (m)	309,863
	WaMu Mortgage Pass Through Certificates,
97,819	Series 2005-AR2, Class 2A21, FRN, 5.65%, 01/25/45 (m)	98,177
241,215	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45 (m)	241,630

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   5

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
305,101	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36 (m)	303,053
		7,231,448
	Total Collateralized Mortgage Obligations (Cost $10,635,920)	10,533,341
	Commercial Mortgage-Backed Securities — 9.1%
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.67%, 06/11/41 (m)	232,558
700,000	Series 2007-PW16, Class A4, VAR, 5.71%, 06/13/40 (m)	695,078
275,000	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, VAR, 5.91%, 03/15/49 (m)	273,865
415,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, VAR, 6.02%, 06/15/38 (m)	416,020
	LB-UBS Commercial Mortgage Trust,
575,000	Series 2005-C1, Class A4, 4.74%, 02/15/30 (m)	539,496
195,000	Series 2006-C4, Class A4, VAR, 5.90%, 06/15/38 (m)	196,421
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
300,000	Series 2007-6, Class A4, VAR, 5.49%, 03/12/51 (m)	290,652
520,000	Series 2007-7, Class A4, VAR, 5.75%, 06/12/50 (m)	514,252
125,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.84%, 05/12/39 (m)	124,109
	Morgan Stanley Capital I,
440,000	Series 2006-IQ12, Class A4, 5.33%, 12/15/43 (m)	422,715
300,000	Series 2007-HQ11, Class A4, VAR, 5.45%, 02/12/44 (m)	290,057
270,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45 (m)	272,459
	Total Commercial Mortgage-Backed Securities (Cost $4,370,624)	4,267,682
	Corporate Bonds — 36.0%
	Aerospace & Defense — 0.0% (g)
20,000	L-3 Communications Corp., 5.88%, 01/15/15 (m)	18,550
	Auto Components — 0.0% (g)
683	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (m)	736
	Automobiles — 0.8%
350,000	DaimlerChrysler NA Holding Corp., Series E, FRN, 5.89%, 10/31/08 (m)	351,923
	Beverages — 0.1%
25,000	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	24,375
	Building Products — 0.3%
135,000	Owens Corning, Inc., 7.00%, 12/01/36 (m)	133,663
	Capital Markets — 1.9%
20,000	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	19,200
220,000	Credit Suisse USA, Inc., FRN, 5.47%, 06/02/08 (m)	220,334
180,000	Goldman Sachs Group, Inc. (The), 5.95%, 01/15/27 (m)	169,129
	Lehman Brothers Holdings, Inc.,
150,000	5.75%, 01/03/17 (m)	145,725
315,000	FRN, 5.61%, 11/10/09 (m)	315,824
		870,212
	Chemicals — 0.3%
632	Equistar Chemicals LP/Equistar Funding Corp., 10.13%, 09/01/08 (m)	657
65,000	Huntsman LLC, 11.50%, 07/15/12 (m)	72,150
25,000	Nalco Co., 7.75%, 11/15/11 (m)	25,188
20,000	PolyOne Corp., 10.63%, 05/15/10 (m)	21,000
		118,995
	Commercial Banks — 7.1%
300,000	Banco Sabadell S.A. (Spain), FRN, 5.46%, 04/23/10 (e) (m)	300,030
110,000	Credit Agricole S.A. (France), 6.64% to 05/31/17; thereafter VAR, 12/31/49 (e) (m)	106,883
75,000	Depfa ACS Bank (Ireland), 5.13%, 03/16/37 (e) (m)	68,723
	Glitnir Banki HF (Iceland),
350,000	FRN, 5.52%, 10/15/08 (e) (m)	349,627
275,000	FRN, 5.62%, 04/20/10 (e) (m)	274,539
270,000	FRN, 5.79%, 01/21/11 (e) (m)	271,493
200,000	HBOS plc (United Kingdom), 5.92% to 10/01/15; thereafter VAR, 12/31/49 (e) (m)	187,573
200,000	ICICI Bank Ltd. (India), FRN, 5.90%, 01/12/10 (e) (m)	200,334
250,000	Shinsei Finance II (Cayman Islands), 7.16% to 07/25/16; thereafter VAR, 12/31/49 (e) (m)	249,766
185,000	Societe Generale (France), 5.92% to 04/05/17; thereafter VAR, 12/31/49 (e) (m)	179,123

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
200,000	Standard Chartered plc (United Kingdom), 6.41% to 01/30/17; thereafter VAR, 12/31/49 (e) (m)	190,723
	VTB Capital S.A. for Vneshtorgbank (Russia),
300,000	FRN, 5.96%, 08/01/08 (e) (m)	300,300
100,000	FRN, 6.11%, 09/21/07	100,070
240,000	FRN, 6.11%, 09/21/07 (e) (m)	240,360
	Woori Bank (South Korea),
150,000	VAR, 5.75%, 03/13/14 (e) (m)	150,009
170,000	VAR, 6.21%, 05/02/37 (e) (m)	162,102
		3,331,655
	Commercial Services & Supplies — 0.2%
60,000	ACCO Brands Corp., 7.63%, 08/15/15 (m)	58,950
20,000	Corrections Corp. of America, 6.25%, 03/15/13 (m)	19,200
25,000	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (e) (m)	24,625
		102,775
	Consumer Finance — 1.7%
200,000	Discover Financial Services, FRN, 5.89%, 06/11/10 (e) (m)	199,974
	Ford Motor Credit Co.,
30,000	7.80%, 06/01/12 (m)	29,266
30,000	FRN, 6.93%, 01/15/10 (m)	29,605
90,000	GMAC LLC, 6.88%, 08/28/12 (m)	87,959
200,000	International Lease Finance Corp., FRN, 5.58%, 05/24/10 (m)	200,461
250,000	SLM Corp., FRN, 5.50%, 07/27/09 (m)	243,755
		791,020
	Containers & Packaging — 0.0% (g)
10,000	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	10,350
	Diversified Consumer Services — 0.1%
60,000	Service Corp. International, 7.38%, 10/01/14 (m)	60,300
	Diversified Financial Services — 4.9%
375,000	CIT Group, Inc., FRN, 5.51%, 08/15/08 (m)	374,968
500,000	K2 (USA) LLC, 5.36%, 02/15/09 (i)	500,000
400,000	Kaupthing Bank HF (Iceland), FRN, 6.06%, 01/15/10 (e) (m)	404,229
84,000	Mizuho Capital Investment 1 Ltd. (Cayman Islands), 6.69% to 06/30/16; thereafter VAR, 12/31/49 (e) (m)	83,058
195,000	Mizuho JGB Investment LLC, 9.87% to 06/30/08; thereafter VAR, 12/31/49 (e) (m)	202,707
205,000	Mizuho Preferred Capital Co. LLC, 8.79% to 06/30/08; thereafter VAR, 12/31/49 (e) (m)	211,008
120,000	MUFG Capital Finance 1 Ltd. (Cayman Islands), 6.35% to 07/25/16; thereafter VAR, 07/29/49 (m)	117,909
230,000	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08% to 01/25/17; thereafter VAR, 12/31/49 (e) (m)	221,262
85,000	TRAINS, Series HY1-2006, 7.55%, 05/01/16 (e) (m)	83,532
115,000	Visant Corp., 7.63%, 10/01/12 (m)	114,425
		2,313,098
	Diversified Telecommunication Services — 0.5%
165,000	AT&T, Inc., 6.80%, 05/15/36 (m)	170,890
30,000	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	31,425
27,000	Qwest Communications International, Inc., FRN, 8.86%, 02/15/09 (m)	27,270
20,000	Qwest Corp., 8.88%, 03/15/12 (m)	21,550
		251,135
	Electric Utilities — 1.2%
110,000	Appalachian Power Co., Series L, 5.80%, 10/01/35 (m)	101,376
60,000	ITC Holdings Corp., 6.38%, 09/30/36 (e) (m)	57,632
250,000	Ohio Power Co., FRN, 5.53%, 04/05/10 (m)	250,176
155,000	PacifiCorp, 4.30%, 09/15/08 (m)	152,937
		562,121
	Food & Staples Retailing — 1.1%
200,000	CVS Caremark Corp., FRN, 5.66%, 06/01/10 (m)	200,040
143,457	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	139,230
180,000	Wal-Mart Stores, Inc., 5.38%, 04/05/17 (m)	174,818
		514,088
	Gas Utilities — 0.3%
140,000	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e) (m)	131,188
	Health Care Equipment & Supplies — 0.1%
50,000	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	50,375
	Health Care Providers & Services — 0.4%
	HCA, Inc.,
20,000	9.25%, 11/15/16 (e) (m)	21,300
15,000	9.63%, 11/15/16 (e) (m)	16,125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   7

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
1,000	Triad Hospitals, Inc., 7.00%, 11/15/13 (m)	1,051
125,000	UnitedHealth Group, Inc., FRN, 5.54%, 06/21/10 (e) (m)	124,973
		163,449
	Hotels, Restaurants & Leisure — 0.1%
70,000	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	63,350
	Household Durables — 0.3%
60,000	Beazer Homes USA, Inc., 6.88%, 07/15/15 (m)	51,600
20,000	K Hovnanian Enterprises, Inc., 8.63%, 01/15/17 (m)	19,200
65,000	Sealy Mattress Co., 8.25%, 06/15/14 (m)	66,625
		137,425
	Independent Power Producers & Energy Traders — 0.1%
45,000	NRG Energy, Inc., 7.38%, 02/01/16 (m)	45,112
	Insurance — 2.4%
125,000	AXA S.A. (France), 6.38% to 12/14/36; thereafter VAR, 12/31/49 (e) (m)	112,759
125,000	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	126,771
120,000	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	123,130
90,000	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65 (m)	87,714
200,000	Stingray Pass-Through Trust, 5.90%, 01/12/15(e) (m)	179,000
195,000	Swiss RE Capital I LP (United Kingdom), 6.85% to 05/25/16; thereafter VAR, 12/31/49 (e) (m)	196,151
115,000	Travelers Cos., Inc., (The), VAR, 6.25%, 03/15/37 (m)	110,509
210,000	XL Capital Ltd. (Cayman Islands), Series E, 6.50% to 04/15/17; thereafter VAR, 12/31/49 (m)	197,229
		1,133,263
	IT Services — 0.1%
	Iron Mountain, Inc.,
40,000	6.63%, 01/01/16 (m)	36,700
15,000	7.75%, 01/15/15 (m)	14,625
		51,325
	Media — 2.9%
55,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	55,687
375,000	Comcast Corp., FRN, 5.66%, 07/14/09 (m)	375,031
100,000	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	94,125
55,000	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	51,700
25,000	Echostar DBS Corp., 7.13%, 02/01/16 (m)	24,437
125,000	News America, Inc., 6.20%, 12/15/34 (m)	116,524
439	Sinclair Broadcast Group, Inc., 8.00%, 03/15/12 (m)	452
120,000	TCI Communications, Inc., 7.88%, 02/15/26 (m)	133,764
115,000	Time Warner Cable, Inc., 6.55%, 05/01/37 (e) (m)	111,148
145,000	Time Warner, Inc., 5.88%, 11/15/16 (m)	141,027
200,000	Viacom, Inc., FRN, 5.71%, 06/16/09 (m)	200,605
25,000	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	23,250
15,000	WMG Holdings Corp., SUB, 0.00%, 12/15/14 (m)	11,400
		1,339,150
	Multi-Utilities — 0.9%
280,000	Dominion Resources, Inc., Series E, 7.20%, 09/15/14 (m)	305,858
140,000	MidAmerican Energy Holdings Co., 6.13%, 04/01/36 (m)	135,254
		441,112
	Oil, Gas & Consumable Fuels — 2.9%
40,000	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	37,900
200,000	Citic Resources Finance Ltd. (Bermuda), 6.75%, 05/15/14 (e) (m)	193,000
128,757	Gazprom International S.A. (Russia), 7.20%, 02/01/20 (m)	132,903
100,000	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	96,192
	Pemex Project Funding Master Trust (Mexico),
150,000	FRN, 6.66%, 06/15/10 (e) (m)	153,900
150,000	FRN, 6.66%, 06/15/10 (m)	154,350
345,000	Petroleos de Venezuela S.A. (Venezuela), 5.50%, 04/12/37 (m)	219,937
280,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar), 5.83%, 09/30/16 (e) (m)	275,271
80,000	Valero Energy Corp., 6.63%, 06/15/37 (m)	79,221
		1,342,674
	Paper & Forest Products — 0.1%
50,000	Georgia Pacific Corp., 7.70%, 06/15/15 (m)	49,500
	Thrifts & Mortgage Finance — 4.1%
100,000	Bancaja US Debt S.A. (Spain), FRN, 5.50%, 07/10/09 (e) (m)	100,127
	Countrywide Financial Corp.,
245,000	5.80%, 06/07/12 (m)	243,274

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
250,000	FRN, 5.58%, 03/24/09 (m)	249,467
	Residential Capital LLC,
325,000	6.38%, 06/30/10 (m)	320,805
100,000	FRN, 5.86%, 06/09/08 (m)	98,987
300,000	FRN, 6.66%, 11/21/08 (m)	300,801
250,000	Sovereign Bancorp, Inc., FRN, 5.64%, 03/01/09 (m)	250,594
180,000	Washington Mutual, Inc., FRN, 5.50%, 08/24/09 (m)	180,048
200,000	Washington Mutual Preferred Funding II, 6.67% to 12/15/16; thereafter VAR, 12/31/49 (e) (m)	190,927
		1,935,030
	Wireless Telecommunication Services — 1.1%
200,000	America Movil S.A. de C.V. (Mexico), FRN, 5.46%, 06/27/08 (e) (m)	199,782
20,000	Dobson Cellular Systems, Inc., 8.38%, 11/01/11 (m)	20,900
25,000	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (m)	26,563
295,000	Sprint Nextel Corp., 6.00%, 12/01/16 (m)	279,853
		527,098
	Total Corporate Bonds (Cost $17,124,850)	16,865,047
	Foreign Government Securities — 3.5%
55,000	Brazilian Government International Bond (Brazil), 12.25%, 03/06/30 (e) (m)	92,950
100,000	Guatemala Government Bond (Guatemala), 9.25%, 08/01/13 (m)	115,000
280,000	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24 (m)	328,300
240,000	Republic of Argentina (Argentina), FRN, 5.48%, 08/03/12 (m)	175,020
240,000	Republic of Venezuela (Venezuela), 9.38%, 01/13/34 (m)	251,400
75,000	Russian Federation (Russia), 12.75%, 06/24/28 (m)	132,188
	United Mexican States (Mexico),
400,000	FRN, 6.06%, 01/13/09 (m)	403,000
135,000	Series A, 8.00%, 09/24/22 (m)	160,650
	Total Foreign Government Securities (Cost $1,639,909)	1,658,508
	Mortgage Pass-Through Securities — 78.5%
	Federal Home Loan Mortgage Corp. Conventional Pools,
913,577	ARM, 5.84%, 11/01/36 (m)	916,224
479,044	ARM, 5.87%, 01/01/37 (m)	478,888
4,445,000	TBA, 5.00%, 07/15/37 - 08/15/37	4,165,067
1,805,000	TBA, 5.50%, 07/15/37	1,740,697
63,201	Federal Home Loan Mortgage Corp. Gold Pools, 6.00%, 02/01/35 (m)	62,731
	Federal National Mortgage Association Various Pools,
4,146,379	7.00%, 04/01/37 (m)	4,257,606
750,000	TBA, 4.50%, 08/25/22	711,563
700,000	TBA, 4.50%, 07/25/37	636,343
3,120,000	TBA, 5.00%, 08/25/37	2,922,073
1,330,000	TBA, 5.50%, 07/25/37	1,282,619
2,750,000	TBA, 6.00%, 07/25/22	2,762,031
5,855,000	TBA, 6.00%, 07/25/37	5,790,958
8,845,000	TBA, 6.50%, 07/25/37	8,927,922
	Government National Mortgage Association Various Pools,
1,770,000	TBA, 6.00%, 07/15/37	1,760,598
370,000	TBA, 6.50%, 07/15/37	375,781
	Total Mortgage Pass-Through Securities (Cost $36,748,925)	36,791,101
	U.S. Government Agency Securities — 1.6%
615,000	Federal National Mortgage Association, 7.13%, 01/15/30 (m) (Cost $653,772)	731,870
	U.S. Treasury Obligations — 1.5%
	U.S. Treasury Bonds,
150,000	6.75%, 08/15/26 (k) (m)	177,469
360,000	7.25%, 08/15/22 (k) (m)	435,797
70,000	U.S. Treasury Notes, 4.50%, 05/15/17 (m)	67,112
	Total U.S. Treasury Obligations (Cost $664,354)	680,378
	Total Long-Term Investments (Cost $77,829,760)	77,496,526

NUMBER OF CONTRACTS
Options Purchased — 0.1%
	Call Options Purchased — 0.0% (g)
21	1 Year Eurodollar Mid-Curve Futures, Expiring 09/14/07 @ $94.88, American Style	7,088
7	30 Day Federal Funds Futures, Expiring 07/31/07 @ $94.81, American Style	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   9

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE ($)
45	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.75, American Style	281
	Total Call Options Purchased (Cost $20,048)	7,442
	Put Options Purchased — 0.1%
8	5 Year U.S. Treasury Note Futures, Expiring 07/27/07 @ $104.0, American Style	2,625
4	5 Year U.S. Treasury Note Futures, Expiring 07/27/07 @ $104.5, American Style	2,438
4	10 Year U.S. Treasury Note Futures, Expiring 08/24/07 @ $101.0, American Style	125
4	10 Year U.S. Treasury Note Futures, Expiring 08/24/07 @ $104.0, American Style	875
43	90 Day Eurodollar Futures, Expiring 12/17/07 @ $94.75, American Style	13,974
	Total Put Options Purchased (Cost $22,149)	20,037
	Total Options Purchased (Cost $42,197)	27,479

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
489,223	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $489,223)	489,223
	Total Investments — 166.4% (Cost $78,361,180)	78,013,228
	Liabilities in Excess of Other Assets — (66.4)%	(31,124,609)
	NET ASSETS — 100.0%	$46,888,619

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
36	2 Year U.S. Treasury Notes	September, 2007	$7,336,125	$3,274
8	U.K. Long Gilt	September, 2007	1,666,402	(31,319)
	Short Futures Outstanding
(17)	5 Year U.S. Treasury Notes	September, 2007	(1,769,328)	(1,407)
(19)	10 Year U.S. Treasury Notes	September, 2007	(2,008,359)	(6,319)
(8)	Euro-Bund	September, 2007	(1,199,157)	(20,766)
(1)	U.S. Treasury Bond	September, 2007	(107,750)	(565)
				$(57,102)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$ (1,505,000)	FHLMC, TBA, 5.50%, 08/15/37	$(1,450,913)
(1,065,000)	FHLMC, TBA, 6.50%, 08/15/37	(1,074,651)
(2,080,000)	FNMA, TBA, 5.00%, 07/25/37	(1,948,700)
(10,815,000)	FNMA, TBA, 6.00%, 08/25/37	(10,689,957)
(2,570,000)	FNMA, TBA, 6.50%, 08/25/37	(2,591,686)
(650,000)	FNMA, TBA, 7.00%, 07/25/37	(667,265)
	(Proceeds received $18,432,021)	$(18,423,172)

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2007

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year Eurodollar Mid-Curve Futures, American Style	$95.25	09/14/07	21	$(2,100)
30 Day Federal Funds Futures, American Style	95.00	07/31/07	7	(73)
90 Day Eurodollar Futures, American Style	96.00	09/17/07	90	(563)
(Premiums received of $17,030)				$(2,736)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
5 Year U.S. Treasury Note Futures	$103.00	07/27/07	16	$(1,000)
5 Year U.S. Treasury Note Futures	103.50	07/27/07	8	(1,250)
10 Year U.S. Treasury Note Futures	102.00	08/24/07	4	(250)
10 Year U.S. Treasury Note Futures	103.00	08/24/07	4	(437)
(Premiums received of $3,657)				$(2,937)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE PORTFOLIO	PAYMENTS RECEIVED BY THE PORTFOLIO	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.14% semi-annually	02/13/17	$1,300,000	$(42,097)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
AT&T, 5.88%, 08/15/12	Goldman Sachs Capital Management	Buy	41.5 BPS quarterly	06/20/17	$300,000	$779
AutoZone, Inc., 5.88%, 10/15/12	Bank of America	Buy	58 BPS quarterly	03/20/14	250,000	(2,018)
BASF, 3.50%, 07/08/10	Union Bank of Switzerland AG	Buy	10.5 BPS quarterly	12/20/11	400,000	200
Coca-Cola Co., 6.13%, 08/15/11	Goldman Sachs Capital Management	Buy	35 BPS quarterly	06/20/17	150,000	(76)
Dow Jones CDX.HY.100 S6. 0611	Lehman Brothers Special Financing (1)	Buy	345 BPS quarterly	06/20/11	1,000,000	(29,550)
Gannett Co., Inc., 6.38%, 04/01/12	Bank of America	Buy	67 BPS quarterly	03/20/17	400,000	9,575
Gazprom, 8.63%, 04/28/34	Deutsche Bank AG, New York	Sell	39 BPS semi-annually	04/20/08	580,000	465
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	296.5 BPS semi-annually	10/20/10	260,000	8,217
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	343 BPS semi-annually	09/20/10	170,000	9,219
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	303.5 BPS semi-annually	10/20/10	350,000	11,790
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	390,000	2,048
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	500,000	21,972
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	400 BPS semi-annually	10/20/10	150,000	9,357
Government of Brazil, 12.25%, 03/06/30	Bear Stearns	Buy	103 BPS semi-annually	12/20/11	185,000	(2,628)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	300 BPS semi-annually	09/20/10	170,000	(13,926)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	261.5 BPS semi-annually	10/20/10	350,000	(22,386)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	190,000	4,599

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   11

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	$200,000	$4,922
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	120,000	(2,085)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	500,000	(36,314)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	335 BPS semi-annually	10/20/10	150,000	(12,947)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	400,000	(5,525)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	370,000	(5,257)
Government of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	185 BPS quarterly	06/20/11	245,000	8,782
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	205 BPS quarterly	06/20/11	295,000	12,543
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	176.5 BPS quarterly	09/20/11	40,000	1,296
Government of Philippines, 10.63% 3/16/25	Citibank, N.A.	Buy	199 BPS quarterly	06/20/11	245,000	(9,972)
Government of Philippines, 10.63% 3/16/25	Deutsche Bank AG, New York	Buy	221 BPS quarterly	06/20/11	295,000	(14,323)
Government of Philippines, 10.63% 3/16/25	Deutsche Bank AG, New York	Buy	190 BPS quarterly	09/20/11	40,000	(1,493)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	175 BPS semi-annually	10/20/11	305,000	6,440
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	189 BPS semi-annually	10/20/11	170,000	4,492
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	190 BPS semi-annually	07/20/10	650,000	21,845
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	176 BPS semi-annually	09/20/10	550,000	15,932
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	145 BPS semi-annually	02/20/12	755,000	8,225
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	184 BPS semi-annually	08/20/10	100,000	3,165
Hannover Finance Co., 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS quarterly	12/20/11	400,000	169
Hannover Finance Co., 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS quarterly	12/20/11	400,000	169
ICICI Bank Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	250,000	(59)
Kaupthing Bunadarbanki HF, 5.51%, 12/01/09	Morgan Stanley Capital Services	Sell	31 BPS quarterly	12/20/07	EUR 800,000	1,380
Kazkommertzbank, 7.88%, 04/07/14	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	03/20/12	$90,000	1,121
Kazkommertzbank, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	220 BPS semi-annually	03/20/12	170,000	1,047
Kazkommertzbank, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	230 BPS semi-annually	03/20/12	230,000	2,382
Kazkommertzbank, 8.00%, 11/03/15	Morgan Stanley Capital Services	Sell	230 BPS semi-annually	03/20/12	200,000	2,072
Kroger Co., 5.50%, 02/01/13	Lehman Brothers Special Financing	Buy	58 BPS quarterly	03/20/14	200,000	(39)
Landsbanki Island, 4.18%, 10/19/10	Morgan Stanley International	Sell	45 BPS quarterly	09/20/07	EUR 300,000	382
Marriott International, Inc., 4.63%, 06/15/12	Morgan Stanley Capital Services	Buy	58 BPS quarterly	06/20/14	$150,000	(44)
McKesson Corp., 7.75%, 02/12/12	Lehman Brothers Special Financing	Buy	80 BPS quarterly	06/20/17	100,000	(683)
MGIC, 5.38%, 11/01/15	Deutsche Bank AG, New York	Sell	53 BPS quarterly	06/20/12	150,000	(1,073)
Munich Re Finance BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	Buy	7 BPS quarterly	12/20/11	400,000	389
Munich Re Finance BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	Buy	7 BPS quarterly	12/20/11	400,000	389
New York Times Co., 4.61%, 09/26/12	Barclays Bank plc	Buy	65 BPS quarterly	06/20/17	150,000	2,698
Nordstrom, 6.95%, 03/14/28	Goldman Sachs Capital Management	Buy	30 BPS quarterly	03/20/14	300,000	257
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	125 BPS semi-annually	06/20/10	1,000,000	(24,617)
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	96 BPS semi-annually	04/20/12	50,000	(318)
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	98 BPS semi-annually	04/20/12	370,000	(2,661)
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	98 BPS semi-annually	04/20/12	360,000	(2,589)
Republic of Colombia, 10.38%, 01/28/33	Morgan Stanley Capital Services	Buy	100 BPS semi-annually	04/20/12	180,000	(1,446)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	60 BPS semi-annually	03/20/12	210,000	2,458
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	54.8 BPS semi-annually	03/20/12	390,000	3,667
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	61 BPS semi-annually	03/20/12	150,000	1,822
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	108.5 BPS semi-annually	05/20/17	85,000	224
Republic of Venezuela, 9.25%, 09/15/27	Barclays Bank plc	Sell	172.1 BPS semi-annually	03/20/12	180,000	(6,198)
Republic of Venezuela, 9.25%, 09/15/27	Deutsche Bank AG, New York	Sell	160.42 BPS semi-annually	04/20/12	200,000	(8,917)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	160.5 BPS semi-annually	04/20/12	50,000	(2,228)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	161 BPS semi-annually	04/20/12	370,000	(16,411)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	161 BPS semi-annually	04/20/12	360,000	(15,967)
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Sell	169 BPS semi-annually	04/20/12	180,000	(7,408)
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	75,000	528
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	750,000	5,232

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2007

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Russian Federation, 7.50%, 03/31/30	Bear Stearns	Sell	45.5 BPS semi-annually	12/20/11	$370,000	$676
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	75,000	(59)
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	1,000,000	21,593
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	240,000	1,106
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	90 BPS semi-annually	07/20/10	650,000	(11,825)
Russian Federation, 12.75%, 06/24/28	Morgan Stanley Capital Services	Buy	64 BPS semi-annually	09/20/10	550,000	(5,678)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	750,000	(759)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	90 BPS semi-annually	08/20/10	100,000	(1,846)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	800,000	1,463
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	740,000	1,500
SafeWay, Inc., 5.80%, 08/15/12	Morgan Stanley Capital Services	Buy	65 BPS quarterly	06/20/14	200,000	(1,034)
Sara Lee Corp., 6.13%, 11/01/32	Goldman Sachs Capital Management	Buy	81 BPS quarterly	03/20/17	200,000	227
Solvay, 4.63%, 06/27/18	Union Bank of Switzerland AG	Buy	16.5 BPS quarterly	12/20/11	400,000	(938)
Southwest Airlines, 6.50%, 03/01/12	Bank of America	Buy	58 BPS quarterly	06/20/14	350,000	1,616
Thales SA, 4.38%, 07/22/11	Morgan Stanley Capital Services	Buy	18 BPS quarterly	12/20/11	400,000	(872)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	105 BPS semi-annually	06/20/10	1,000,000	21,824
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	1,000,000	(22,135)
Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	170,000	742
VTB, 6.25%, 6/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	390,000	738
						$(50,570)

(1)	Premium received of $67,476

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc (b)	U.S. Treasury Note, 4.50%, 04/30/12	$97.39	07/24/07	$4,250,000	$32,117
Citibank, N.A. (b)	FHLMC Gold 30 Year, 6.00%, TBA	98.86	08/07/07	3,065,000	2,619
Deutsche Bank AG, New York (b)	FHLMC, 4.50%, 01/15/14	94.46	07/25/07	1,095,000	8,892
Deutsche Bank AG, New York (b)	FHLMC Gold 30 Year, 5.00%, TBA	95.59	07/05/07	2,600,000	(49,125)
Deutsche Bank AG, New York (b)	FHLMC Gold 30 Year, 6.00%, TBA	100.59	07/05/07	5,045,000	(77,596)
Deutsche Bank AG, New York (a)	FNMA, 5.00%, 02/13/17	96.38	07/05/07	1,300,000	(2,868)
Deutsche Bank AG, New York (b)	FNMA 30 Year, 5.50%, TBA	96.28	08/07/07	3,900,000	4,394
Deutsche Bank AG, New York (a)	FNMA 30 Year, 6.00%, TBA	98.94	08/07/07	12,600,000	11,258
Deutsche Bank AG, New York (a)	FNMA 30 Year, 6.50%, TBA	100.78	07/05/07	1,950,000	(3,197)
Deutsche Bank AG, New York (a)	U.S. Treasury Note, 4.88%, 05/31/09	99.99	07/24/07	7,000,000	—
Lehman Brothers Special Financing (b)	FNMA 15 Year, 5.50%, TBA	98.20	07/10/07	3,200,000	9,738
Lehman Brothers Special Financing (a)	FNMA 30 Year, 6.00%, TBA	98.89	08/07/07	3,500,000	(1,903)
Union Bank of Switzerland AG (b)	FNMA 30 Year, 5.00%, TBA	93.69	08/07/07	3,740,000	(726)
					$(66,397)

(a)	Portfolio pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(b)	Portfolio pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   13

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

Total Return Swap

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE PORTFOLIO (r)	PAYMENTS RECEIVED BY THE PORTFOLIO (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	Lehman AAA 8.5 Year + CMBS Index	Spread Lock With Carry Amount + 25 BPS	Total Return on Lehman AAA 8.5 Year + CMBS Index	07/01/07	$1,500,000	$795
Deutsche Bank AG, New York	Lehman AAA 8.5 Year + CMBS Index	Spread Lock With Carry Amount + 40 BPS	Total Return on Lehman AAA 8.5 Year + CMBS Index	08/01/07	1,500,000	983
Deutsche Bank AG, New York	Lehman AAA 8.5 Year + CMBS Index	Spread Lock With Carry Amount + 10 BPS	Total Return on Lehman AAA 8.5 Year + CMBS Index	09/01/07	1,500,000	608
Morgan Stanley Capital Services	TCB, 7.30%, 2/26/09	3 Month LIBOR +20 BPS	Total Return on TCB, 7.30%, 02/26/09	02/26/09	500,000	7,881
						$10,267

ABBREVIATIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(r)—	Rates shown are per annum and payments are as described.

ARM—	Adjustable Rate Mortgage

BPS—	Basis Points

CMBS—	Commercial Mortgage Backed Security

CMO—	Collateralized Mortgage Obligation

EUR—	Euro

FHLMC—	Federal Home Loan Mortgage Corporation

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of June 30, 2007. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2007.

TBA—	To Be Announced

TRAINS—	Targeted Return Index

VAR—	Variable. The interest rate shown is the rate in effect at June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN SERIES TRUST II   15

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$77,524,005
Investments in affiliates, at value	489,223
Total investment securities, at value	78,013,228
Foreign currency, at value	97
Receivables:
Investment securities sold	78,567,555
Portfolio shares sold	88
Interest and dividends	443,659
Variation margin on futures contracts	6,499
Tax reclaims	1,410
Outstanding swap contracts, at value	323,019
Total Assets	157,355,555

LIABILITIES:
Payables:
Due to custodian	162,025
Investment securities purchased	91,307,791
Portfolio shares redeemed	15,382
Outstanding short positions, at value	18,423,172
Outstanding options written, at fair value	5,673
Outstanding swap contracts, at value	471,816
Accrued liabilities:
Investment advisory fees	9,585
Administration fees	31
Custodian and accounting fees	15,425
Other	56,036
Total Liabilities	110,466,936
Net Assets	$46,888,619

NET ASSETS:
Paid in capital	46,687,257
Accumulated undistributed (distributions in excess of) net investment income	1,778,466
Accumulated net realized gains (losses)	(1,114,401)
Net unrealized appreciation (depreciation)	(462,703)
Total Net Assets	$46,888,619

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	4,222,944

Net asset value, offering and redemption price per share	$11.10

Cost of investments	$78,361,180
Cost of foreign currency	288
Proceeds received from short positions	18,432,021
Premiums received from options written	20,687
Premiums received on swaps	67,476

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Bond Portfolio
INVESTMENT INCOME:
Interest income	$2,007,414
Dividend income from affiliates (a)	55,995
Foreign taxes withheld	(511)
Total investment income	2,062,898

EXPENSES:
Investment advisory fees	104,964
Administration fees	45,516
Custodian and accounting fees	38,044
Professional fees	46,990
Trustees’ and Chief Compliance Officer’s fees	1,466
Transfer agent fees	5,602
Printing and mailing costs	23,402
Other	5,217
Total expenses	271,201
Less earnings credits	(803)
Net expenses	270,398
Net investment income (loss)	1,792,500

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(1,158,812)
Short positions	361,450
Options written	318,416
Futures	(13,441)
Swaps	(234,204)
Foreign currency transactions	2,953
Net realized gain (loss)	(723,638)
Change in net unrealized appreciation (depreciation) of:
Investments	(182,765)
Short positions	(70,371)
Options written	(49,690)
Futures	(53,061)
Swaps	44,524
Foreign currency translations	638
Change in net unrealized appreciation (depreciation)	(310,725)
Net realized/unrealized gains (losses)	(1,034,363)
Change in net assets resulting from operations	$758,137

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Bond Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,792,500	$3,939,573
Net realized gain (loss)	(723,638)	(50,102)
Change in net unrealized appreciation (depreciation)	(310,725)	(268,973)
Change in net assets resulting from operations	758,137	3,620,498

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,843,084)	(3,298,092)
From net realized gains	—	(140,292)
Total distributions to shareholders	(3,843,084)	(3,438,384)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,694,994	9,343,546
Dividends reinvested	3,843,084	3,438,384
Cost of shares redeemed	(41,062,460)	(16,160,704)
Change in net assets from capital transactions	(33,524,382)	(3,378,774)

NET ASSETS:
Change in net assets	(36,609,329)	(3,196,660)
Beginning of period	83,497,948	86,694,608
End of period	$46,888,619	$83,497,948
Accumulated undistributed (distributions in excess of) net investment income	$1,778,466	$3,829,050

SHARE TRANSACTIONS:
Issued	312,846	795,302
Reinvested	341,001	303,479
Redeemed	(3,466,608)	(1,378,733)
Change in shares	(2,812,761)	(279,952)

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN SERIES TRUST II   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$11.87	$0.29	(d)	$(0.23)	$0.06	$(0.83)	$—	$(0.83)
Year Ended December 31, 2006	11.85	0.58		(0.07)	0.51	(0.47)	(0.02)	(0.49)
Year Ended December 31, 2005	12.17	0.45		(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41		0.09	0.50	(0.44)	(0.23)	(0.67)
Year Ended December 31, 2003	12.54	0.39		0.07	0.46	(0.39)	(0.27)	(0.66)
Year Ended December 31, 2002	11.61	0.40		0.62	1.02	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SERIES TRUST II        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.10	0.43%	$46,889	0.75%	4.97%	0.75%	313%
11.87	4.49	83,498	0.75	4.71	0.76	641
11.85	2.64	86,695	0.75	3.79	0.75	732
12.17	4.29	85,057	0.75	3.06	0.75	544
12.34	3.72	91,695	0.75	2.98	0.75	545
12.54	8.80	96,185	0.75	3.49	0.75	608

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Bond Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The market value and percentage of net assets of illiquid securities as of June 30, 2007, were $1,408,701 and 3.0%, respectively.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations

22   JPMORGAN SERIES TRUST II        JUNE 30, 2007

arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Portfolio. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

F. Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Portfolio writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Call options subject the Portfolio to unlimited risk of loss. Put options subject the Portfolio to loss only to the extent of the value of the underlying security. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2007, the Portfolio had written options contracts outstanding as listed on its Schedule of Portfolio Investments.

Transactions in written options during the six months ended June 30, 2007 were as follows:

	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at December 31, 2006	330	$60,333	$126,895,000	$861,653
Options written	349	26,508	76,241,000	1,414,693
Options expired	—	—	(4,000,000)	(5,938)
Options terminated in closing purchase transactions	(529)	(66,154)	(199,136,000)	(2,270,408)
Options outstanding at June 30, 2007	150	$20,687	$—	$—

G. Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return that party agrees to purchase the notional amount of the

JUNE 30, 2007        JPMORGAN SERIES TRUST II   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

underlying instrument, at par, if a credit event occurs during the term of the contract. The Portfolio may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Portfolio assumes the market and credit risk of the underlying instrument (the “Referenced Obligation”) including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid to or by the Portfolio are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of June 30, 2007, the Portfolio had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

H. Short Sales — The Portfolio may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Portfolio is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

As of June 30, 2007, the Portfolio had outstanding short sales as listed on its Schedule of Portfolio Investments.

I. Commitments — The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

J. Dollar Rolls — The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of June 30, 2007, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Portfolio segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

L. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

N. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the

24   JPMORGAN SERIES TRUST II        JUNE 30, 2007

United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, was $2,006.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes and extraordinary expenses) exceed 0.75% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   25

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$320,609,956	$359,614,708	$10,309,989	$16,028,081

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$78,361,180	$471,788	$819,740	$(347,952)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

26   JPMORGAN SERIES TRUST II        JUNE 30, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

28   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Bond Portfolio
Actual	$1,000.00	$1,004.30	$3.73	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN SERIES TRUST II   29

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-BP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan
Series
Trust II

JPMorgan International Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	17
Schedule of Shareholder Expenses	18

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Equity Portfolio. Inside, you’ll find information detailing the performance for the six months ended June 30, 2007, along with reports from the portfolio managers.

“Despite favorable results in the first quarter of 2007, overall bond market performance for the six-month period was lackluster.”

Confidence bolsters global stocks

Optimism surrounding generally healthy worldwide economic growth, corporate profitability and contained inflation fueled strong global stock-market gains during the first half of 2007. Stocks ended 2006 and began 2007 on solid ground, bolstered by investors sporting encouraging outlooks and relatively robust risk appetites.

Even the steep sell-off in the China stock market, which triggered a worldwide stock market correction in late February and early March, couldn’t halt the upward course. Despite the severity of the downturn, the correction was short-lived and proved to have little lasting impact. By mid-March, stocks had resumed their upward course, and rarely looked back through the rest of the period. Generally strong worldwide economic data, plenty of merger-and-acquisition activity, contained inflation and stronger-than-expected corporate earnings helped maintain investor optimism.

Nevertheless, events late in the period rattled the market’s confidence. Interest rate fears and further weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in June.

Emerging markets soar

U.S. shares finished the six-month period on a robust note, with the S&P 500 Index advancing 6.96%. Non-U.S. markets performed even better, with the MSCI EAFE and MSCI Emerging Markets Indexes gaining 10.74% and 17.75%, respectively. Benign macroeconomic conditions were an ongoing source of support for emerging markets during the period.

Cautious Optimism

Global activity is starting to rebalance, with the U.S. macroeconomic profile improving on an upturn in the industrial sector. The euro-zone business cycle may be starting to slow, while Japanese indicators are showing signs of softness. Overall, though, world growth looks solid and economies seem set to deliver respectable rates of corporate earnings growth through the remainder of the year.

The outlook for global inflation remains generally benign, but we believe the next inflation problem is more likely to originate in the emerging world. Global liquidity growth has been rapid, but slowdown signs have emerged. Central bank policy outside the U.S. is expected to tighten further going into 2008. In the U.S., markets ended the period convinced the Federal Reserve (Fed) would remain on hold during the second half of the year. As such, we expect global liquidity to tighten at a gradual pace.

At the start of the second half of 2007, global stock markets appear to have overcome their fears of the U.S. credit and sub-prime mortgage markets. Looking ahead, relative to bonds, equities offer reasonable but not compelling value, with sustained earnings growth the key to continued success.

Valuation a concern in emerging markets

Emerging markets look expensive relative to developed markets, with price-to-earnings (P/E) ratios rivaling those of developed markets, despite the much higher risk traditionally associated with emerging markets. Optimists may defend such ratios, pointing to consistently strong earnings growth of recent years, underpinned by a robust commodity cycle that shows no signs of wavering.

We suggest caution, though. On a price-to-book measure, emerging-markets stocks are expensive and, as the major central banks withdraw liquidity from the markets, higher-risk asset classes look vulnerable, particularly after four years of outperformance.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SERIES TRUST II   1

JPMorgan International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$89,084,360
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies, returned 9.40%* over the six months ended June 30, 2007, compared to the 10.74% return for the MSCI EAFE Index over the same period.** Total return consists of capital growth and income.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period, in part due to stock selection in Japan and the U.K. Much of the underperformance took place in the first quarter as low-quality stocks continued to outperform their higher-quality counterparts. Yet, in the second quarter, we saw signs of a reversal in that trend. Consequently, the Portfolio fared better in the second quarter. Sector-wise, financial and technology stocks also detracted from performance.

At the stock level, Sumitomo Mitsui Financial Group and Mitsubishi UFJ held back returns during the period. Japanese banking stocks in general performed poorly, reflecting the weakness of the Japanese market and concerns over earnings. However, recent earnings results show interest margins starting to improve, and first-quarter gross domestic product (GDP) numbers suggest the domestic Japanese economy is advancing, with consumer spending and business investment continuing to grow.

On a positive note, stocks in the telecommunications and materials sectors aided returns the most. Regionally, our opportunistic exposure to emerging markets proved beneficial to performance.

In emerging markets, Companhia Vale do Rio Doce (CVRD), the Brazilian iron ore and nickel giant, had another strong run as the global upswing in metals and mining continued. The satisfactory and early settlement of contract prices for the year reminded investors of the relatively stable nature of the business, while the continued fervor of corporate activity across the sector supports the stock’s discounted valuation. Additionally, Compagnie de Saint-Gobain, the French building materials company, outperformed as first quarter sales rose 7.2% (year-on-year) on the strength of emerging markets. The company reaffirmed its net income growth target of “at least 10%” for the year. The stock has also benefited from the burst in merger-and-acquisition activity in the building materials sector.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio seeks to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. Regionally, we still believe that both growth prospects and valuations are attractive in Continental Europe. We continued to favor an increasing level of exposure to the recovery in the domestic Japanese economy, particularly given the relatively depressed valuation levels. In aggregate, we find that equity valuations are still attractive. We remain focused on large-cap securities, reflecting the relative attractiveness of their valuations, and continue to view many emerging market opportunities as fully valued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	ENI S.p.A. (Italy)	2.9
4.	Vodafone Group plc (United Kingdom)	2.4
5.	UBS AG (Switzerland)	2.3
6.	GlaxoSmithKline plc (United Kingdom)	2.1
7.	Siemens AG (Germany)	2.0
8.	Tesco plc (United Kingdom)	2.0
9.	BNP Paribas (France)	1.9
10.	Nestle S.A. (Switzerland)	1.8

PORTFOLIO COMPOSITION***

United Kingdom	24.2%
Japan	19.3
France	14.2
Switzerland	11.6
Germany	6.1
Italy	5.1
Netherlands	4.2
Brazil	2.8
Spain	2.1
Belgium	1.7
Australia	1.6
Finland	1.6
Hong Kong	1.4
Sweden	1.4
Other (less than 1.0%)	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 Year	5 Year	10 Year
INTERNATIONAL EQUITY PORTFOLIO	1/3/95	21.98%	14.33%	5.82%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, Lipper Variable Underlying Funds International Core Funds Index and Lipper Variable Annuity International Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index and Lipper Variable Annuity International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity International Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds International Core Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   3

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 110.3%
	Common Stocks — 110.3%
	Australia — 1.8%
53,550	BHP Billiton Ltd.	1,600,109
	Belgium — 1.9%
30,796	Dexia S.A.	961,944
17,630	Fortis	747,936
		1,709,880
	Brazil — 3.1%
35,832	Companhia Vale do Rio Doce ADR	1,596,315
9,548	Petroleo Brasileiro S.A. ADR	1,157,886
		2,754,201
	Egypt — 0.2%
1,135	Orascom Construction Industries GDR	148,538
	Finland — 1.8%
55,962	Nokia OYJ	1,571,703
	France — 15.6%
9,400	Accor S.A.	830,965
39,674	AXA S.A.	1,705,407
15,726	BNP Paribas	1,867,985
10,680	Compagnie de Saint-Gobain	1,196,397
8,612	Imerys S.A.	871,800
7,305	Lafarge S.A.	1,331,353
4,800	Pernod-Ricard S.A.	1,059,776
15,200	Sanofi-Aventis	1,227,963
47,396	Total S.A.	3,842,770
		13,934,416
	Germany — 6.7%
5,050	BASF AG	660,626
24,850	Deutsche Post AG	804,417
6,400	E.ON AG	1,068,557
4,229	Linde AG	508,807
13,300	SAP AG	679,988
13,915	Siemens AG	1,992,645
9,798	Symrise AG (a)	291,744
		6,006,784
	Hong Kong — 1.6%
108,800	Esprit Holdings Ltd.	1,382,354
	Ireland — 0.8%
33,720	Bank of Ireland	681,157
	Italy — 5.6%
78,674	ENI S.p.A.	2,852,506
119,400	Intesa Sanpaolo S.p.A	890,212
141,100	UniCredito Italiano S.p.A.	1,260,245
		5,002,963
	Japan — 21.3%
23,300	Astellas Pharma, Inc.	1,013,489
88,000	Bank of Yokohama Ltd. (The)	616,332
20,700	Canon, Inc.	1,213,911
21,000	Daikin Industries Ltd.	764,884
68	East Japan Railway Co.	523,954
4,000	Hirose Electric Co., Ltd.	526,008
28,700	Honda Motor Co., Ltd.	1,042,162
56,600	Mitsubishi Corp.	1,483,035
135	Mitsubishi Tokyo UFJ Financial Group, Inc.	1,487,793
29,000	Mitsui Fudosan Co., Ltd.	812,821
99	Mizuho Financial Group, Inc.	683,945
13,200	Nidec Corp.	774,430
63,800	Nissan Motor Co., Ltd.	683,036
14,600	Nitto Denko Corp.	735,891
26,000	Nomura Holdings, Inc.	505,007
21,300	Seven & I Holdings Co., Ltd.	608,869
13,400	Shin-Etsu Chemical Co., Ltd.	956,728
5,500	SMC Corp.	731,084
23,400	Sony Corp.	1,201,164
70,500	Sumitomo Corp.	1,285,324
142	Sumitomo Mitsui Financial Group, Inc.	1,323,782
		18,973,649
	Mexico — 0.6%
13,500	Fomento Economico Mexicano S.A. de C.V. ADR	530,820
	Netherlands — 4.6%
30,239	ING Groep N.V. CVA	1,330,929
25,025	Koninklijke Philips Electronics N.V.	1,060,479
46,284	Reed Elsevier N.V.	879,658
28,024	Wolters Kluwer N.V.	854,593
		4,125,659
	South Korea — 0.8%
1,210	Samsung Electronics Co., Ltd.	739,736
	Spain — 2.3%
12,040	Altadis S.A.	795,713
53,000	Banco Bilbao Vizcaya Argentaria S.A.	1,296,106
		2,091,819
	Sweden — 1.6%
346,400	Telefonaktiebolaget LM Ericsson, Class B	1,381,753
	Switzerland — 12.8%
43,100	ABB Ltd.	971,809
11,245	Adecco S.A.	869,937
11,785	Holcim Ltd.	1,272,752
4,610	Nestle S.A.	1,751,678
27,072	Novartis AG	1,519,838

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
8,949	Roche Holding AG	1,585,643
37,400	UBS AG	2,236,681
3,818	Zurich Financial Services AG	1,180,260
		11,388,598
	Taiwan — 0.6%
47,536	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	529,081
	United Kingdom — 26.6%
125,527	Barclays plc	1,746,435
67,850	BG Group plc	1,112,229
26,770	British Land Co. plc	716,342
52,655	Burberry Group plc	721,253
97,368	Centrica plc	756,474
77,905	GlaxoSmithKline plc	2,029,412
162,800	HSBC Holdings plc	2,977,023
83,625	ICAP plc	824,205
153,580	Kingfisher plc	695,632
61,400	Man Group plc	746,860
152,987	Morrison Supermarkets plc	923,978
35,600	Schroders plc	909,491
89,736	Smith & Nephew plc	1,111,822
52,710	Standard Chartered plc	1,719,251
235,803	Tesco plc	1,972,880
689,821	Vodafone Group plc	2,311,445
58,940	Wolseley plc	1,414,534
69,390	WPP Group plc	1,037,823
		23,727,089
	Total Long-Term Investments — 110.3% (Cost $61,652,966)	98,280,309
	Liabilities in Excess of Other Assets — (10.3)%	(9,195,949)
	NET ASSETS — 100.0%	$89,084,360

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2007

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	7.5
Capital Markets	5.3
Trading Companies & Distributors	4.3
Food & Staples Retailing	3.6
Construction Materials	3.5
Metals & Mining	3.3
Communications Equipment	3.0
Insurance	2.9
Chemicals	2.9
Media	2.8
Wireless Telecommunication Services	2.4
Household Durables	2.3
Diversified Financial Services	2.1
Specialty Retail	2.1
Industrial Conglomerates	2.0
Building Products	2.0
Food Products	1.8
Automobiles	1.8
Beverages	1.6
Electronic Equipment & Instruments	1.3
Semiconductors & Semiconductor Equipment	1.3
Office Electronics	1.2
Health Care Equipment & Supplies	1.1
Electric Utilities	1.1
Electrical Equipment	1.0
Other (less than 1.0%)	8.9

ABBREVIATIONS:

(a)	—	Non-income producing security.

(l)	—	All or a portion of these securities are segregated for current or potential holdings with the custodian for forward foreign currency contracts.

ADR	—	American Depositary Receipt

CVA	—	Dutch Certification

GDR	—	Global Depositary Receipt

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are $94,317,668 and 105.9% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$98,280,309
Cash	572,539
Foreign currency, at value	166,637
Receivables:
Investment securities sold	209,011
Portfolio shares sold	23,819
Interest and dividends	207,088
Tax reclaims	170,827
Total Assets	99,630,230

LIABILITIES:
Payables:
Investment securities purchased	435,100
Portfolio shares redeemed	9,973,013
Accrued liabilities:
Investment advisory fees	48,811
Administration fees	30,273
Custodian and accounting fees	8,691
Other	49,982
Total Liabilities	10,545,870
Net Assets	$89,084,360

NET ASSETS:
Paid in capital	47,453,136
Accumulated undistributed (distributions in excess of) net investment income	1,043,267
Accumulated net realized gains (losses)	3,954,869
Net unrealized appreciation (depreciation)	36,633,088
Total Net Assets	$89,084,360

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,580,410
Net asset value, offering and redemption price per share	$15.96

Cost of investments	$61,652,966
Cost of foreign currency	$165,832

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income	$1,836,642
Interest income	1,729
Foreign taxes withheld	(181,704)
Total investment income	1,656,667

EXPENSES:
Investment advisory fees	306,675
Administration fees	202,919
Custodian and accounting fees	29,234
Professional fees	30,849
Trustees’ and Chief Compliance Officer’s fees	1,565
Printing and mailing costs	25,784
Transfer agent fees	6,134
Other	10,190
Total expenses	613,350
Net investment income (loss)	1,043,317

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	7,188,074
Foreign currency transactions	(1,291)
Net realized gain (loss)	7,186,783

Change in net unrealized appreciation (depreciation) of:
Investments	1,135,258
Foreign currency translations	(1,517)
Change in net unrealized appreciation (depreciation)	1,133,741
Net realized/unrealized gains (losses)	8,320,524
Change in net assets resulting from operations	$9,363,841

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,043,317	$955,668
Net realized gain (loss)	7,186,783	4,269,404
Change in net unrealized appreciation (depreciation)	1,133,741	13,519,809
Change in net assets resulting from operations	9,363,841	18,744,881

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(995,564)	(960,387)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	10,358,497	19,228,496
Dividends reinvested	995,564	960,387
Cost of shares redeemed	(35,048,752)	(16,368,931)
Change in net assets from capital transactions	(23,694,691)	3,819,952

NET ASSETS:
Change in net assets	(15,326,414)	21,604,446
Beginning of period	104,410,774	82,806,328
End of period	$89,084,360	$104,410,774
Accumulated undistributed (distributions in excess of) net investment income	$1,043,267	$995,514

SHARE TRANSACTIONS:
Issued	678,153	1,430,660
Reinvested	64,313	69,608
Redeemed	(2,244,459)	(1,204,472)
Change in shares	(1,501,993)	295,796

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Equity Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$14.74	$0.21	$1.17	$1.38	$(0.16)	$(0.16)
Year Ended December 31, 2006	12.20	0.13	2.55	2.68	(0.14)	(0.14)
Year Ended December 31, 2005	11.12	0.14	1.04	1.18	(0.10)	(0.10)
Year Ended December 31, 2004	9.45	0.10	1.63	1.73	(0.06)	(0.06)
Year Ended December 31, 2003	7.20	0.03	2.28	2.31	(0.06)	(0.06)
Year Ended December 31, 2002	8.85	0.08	(1.69)	(1.61)	(0.04)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.96	9.40%	$89,084	1.20%	2.04%	1.20%	10%
14.74	22.04	104,411	1.20	1.02	1.20	15
12.20	10.69	82,806	1.20	1.27	1.20	8
11.12	18.37	71,013	1.20	1.14	1.20	13
9.45	32.44	44,708	1.20	0.69	1.56	123
7.20	(18.31)	20,292	1.20	1.04	1.52	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan International Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolios are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Portfolio. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or

12   JPMORGAN SERIES TRUST II        JUNE 30, 2007

loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes and extraordinary expenses) exceed 1.20% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$10,157,035	$23,675,651

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$61,652,966	$37,516,716	$889,373	$36,627,343

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months ended.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2007

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2007, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2007, the Portfolio invested approximately 24.2% of its portfolio in issuers in the United Kingdom.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   17

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$1,094.00	$6.23	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-IEP-607

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	17
Schedule of Shareholder Expenses	18

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Mid Cap Value Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SERIES TRUST II   1

JPMorgan Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$332,763,966
Primary Benchmark	Russell Midcap Value Index

Q:	How did the Portfolio perform?

A:	The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation, returned 7.66%* over the six months ended June 30, 2007, compared to the 8.69% return for the Russell Midcap Value Index over the same period.**

Q:	Why did the Portfolio perform this way?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the energy and consumer staples sectors as well as an underweight in the materials sector. At the individual stock level, Constellation Brands Inc., a producer and marketer of beverage alcohol brands, was among the top detractors from performance. The company was negatively impacted by disappointing fiscal third-quarter earnings, which caused it to cut its forecast for fiscal 2007. Increasingly competitive market conditions in the U.K. weighed on earnings. Low-cost bulk Australian wine contributed mostly to the company’s shortfall, as its excess supply made it difficult to pass on higher prices. McClatchy Company, the third-largest newspaper company in the U.S., also hurt returns. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads.

On the positive, stock selection in the financial and consumer discretionary sectors as well as an overweight in the healthcare sector helped returns. At the individual stock level, Tiffany and Co., a global fine jeweler, was among the top contributors to performance. The company’s shares advanced following the announcement that Nelson Peltz’s Trian Fund Management bought a 5.45% stake in the company. Trian seeks to help Tiffany improve its margins and earnings-per-share growth as well as address various operational and strategic issues. Vulcan Materials Company, a leader in the production of construction aggregates and other construction materials, also helped returns. The company’s shares rose when its plan to acquire Florida Rock Industries Inc. for about $4.6 billion was received favorably by investors. The company’s acquisition expanded its presence in Florida and other high-growth markets in the Southeast and Mid-Atlantic states while providing significant future earnings prospects and cost synergies. The company’s shares also benefited from increased highway construction due primarily to higher state spending levels.

Q:	How was the Portfolio managed?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find quality companies which generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Assurant, Inc.	2.4%
2.	Coventry Health Care, Inc.	2.3
3.	Synovus Financial Corp.	1.9
4.	Williams Cos., Inc.	1.8
5.	V.F. Corp.	1.8
6.	Brown-Forman Corp., Class B	1.8
7.	M&T Bank Corp.	1.7
8.	Fortune Brands, Inc.	1.7
9.	American Electric Power Co., Inc.	1.7
10.	Genuine Parts Co.	1.7

PORTFOLIO COMPOSITION***

Financials	26.4%
Consumer Discretionary	20.4
Utilities	11.7
Industrials	9.0
Consumer Staples	7.5
Materials	5.1
Energy	5.0
Health Care	5.0
Telecommunication Services	4.2
Information Technology	2.8
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	18.48%	15.92%	16.59%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Portfolio commenced operations on September 28, 2001.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell Midcap Value Index, Lipper Variable Underlying Funds Mid-Cap Value Funds Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index and Lipper Variable Annuity Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Mid-Cap Value Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Mid-Cap Value Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   3

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 0.9%
29,500	Alliant Techsystems, Inc. (a)	2,924,925
	Beverages — 2.6%
80,400	Brown-Forman Corp., Class B	5,875,632
118,360	Constellation Brands, Inc., Class A (a)	2,873,781
		8,749,413
	Building Products — 0.5%
48,700	Owens Corning, Inc. (a)	1,637,781
	Capital Markets — 3.1%
8,900	Affiliated Managers Group, Inc. (a)	1,145,964
104,400	E*Trade Financial Corp. (a)	2,306,196
16,500	Legg Mason, Inc.	1,623,270
50,800	Northern Trust Corp.	3,263,392
39,500	T. Rowe Price Group, Inc.	2,049,655
		10,388,477
	Chemicals — 3.2%
77,572	Albemarle Corp.	2,988,849
44,200	PPG Industries, Inc.	3,364,062
96,600	Sigma-Aldrich Corp.	4,121,922
		10,474,833
	Commercial Banks — 6.7%
22,800	Compass Bancshares, Inc.	1,572,744
54,400	Cullen/Frost Bankers, Inc.	2,908,768
54,000	M&T Bank Corp.	5,772,600
200,600	Synovus Financial Corp.	6,158,420
66,000	Wilmington Trust Corp.	2,739,660
40,400	Zions Bancorp	3,107,164
		22,259,356
	Commercial Services & Supplies — 1.2%
130,200	Republic Services, Inc.	3,989,328
	Computers & Peripherals — 1.0%
66,300	NCR Corp. (a)	3,483,402
	Construction Materials — 0.6%
16,500	Vulcan Materials Co.	1,889,910
	Containers & Packaging — 1.4%
88,800	Ball Corp.	4,721,496
	Distributors — 1.7%
110,500	Genuine Parts Co.	5,480,800
	Diversified Telecommunication Services — 3.0%
82,200	CenturyTel, Inc.	4,031,910
124,800	Citizens Communications Co.	1,905,696
264,880	Windstream Corp.	3,909,629
		9,847,235
	Electric Utilities — 4.9%
122,000	American Electric Power Co., Inc.	5,494,880
81,000	FirstEnergy Corp.	5,243,130
65,100	PPL Corp.	3,046,029
108,500	Westar Energy, Inc.	2,634,380
		16,418,419
	Electrical Equipment — 1.2%
100,650	AMETEK, Inc.	3,993,792
	Electronic Equipment & Instruments — 1.8%
69,700	Amphenol Corp., Class A	2,484,805
90,700	Arrow Electronics, Inc. (a)	3,485,601
		5,970,406
	Food & Staples Retailing — 1.5%
111,200	SUPERVALU, Inc.	5,150,784
	Food Products — 1.8%
39,950	Dean Foods Co.	1,273,207
138,400	Del Monte Foods Co.	1,682,944
52,600	Wm. Wrigley, Jr., Co.	2,909,306
		5,865,457
	Gas Utilities — 3.6%
73,700	Energen Corp.	4,049,078
21,400	ONEOK, Inc.	1,078,774
85,000	Questar Corp.	4,492,250
87,400	UGI Corp.	2,384,272
		12,004,374
	Health Care Providers & Services — 4.0%
89,100	Community Health Systems, Inc. (a)	3,604,095
130,550	Coventry Health Care, Inc. (a)	7,526,208
19,729	Henry Schein, Inc. (a)	1,054,120
24,600	Lincare Holdings, Inc. (a)	980,310
		13,164,733
	Hotels, Restaurants & Leisure — 2.3%
85,058	Applebee’s International, Inc.	2,049,898
82,500	Burger King Holdings, Inc.	2,173,050
101,100	Hilton Hotels Corp.	3,383,817
		7,606,765

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.4%
69,400	Fortune Brands, Inc.	5,716,478
54,100	Jarden Corp. (a)	2,326,841
		8,043,319
	Household Products — 1.1%
57,900	Clorox Co.	3,595,590
	Industrial Conglomerates — 1.5%
76,200	Carlisle Cos., Inc.	3,544,062
50,800	Walter Industries, Inc.	1,471,168
		5,015,230
	Insurance — 9.2%
134,400	Assurant, Inc.	7,918,848
105,363	Cincinnati Financial Corp.	4,572,754
44,800	Everest Re Group Ltd. (Bermuda)	4,867,072
232,962	Old Republic International Corp.	4,952,772
100,000	OneBeacon Insurance Group Ltd.	2,533,000
50,600	Principal Financial Group, Inc.	2,949,474
89,600	W.R. Berkley Corp.	2,915,584
		30,709,504
	Internet & Catalog Retail — 0.5%
77,400	Liberty Media Holding Corp. — Interactive, Class A (a)	1,728,342
	Machinery — 3.1%
34,800	Crane Co.	1,581,660
101,600	Dover Corp.	5,196,840
55,200	Oshkosh Truck Corp.	3,473,184
		10,251,684
	Media — 4.6%
115,500	Cablevision Systems Corp., Class A (a)	4,179,945
111,900	Clear Channel Communications, Inc.	4,232,058
52,737	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,494,566
44,400	McClatchy Co., Class A	1,123,764
5,310	Washington Post Co. (The), Class B	4,121,038
		15,151,371
	Multi-Utilities — 3.1%
75,000	CMS Energy Corp.	1,290,000
114,600	PG&E Corp.	5,191,380
33,000	SCANA Corp.	1,263,570
132,000	Xcel Energy, Inc.	2,702,040
		10,446,990
	Oil, Gas & Consumable Fuels — 5.0%
65,900	Devon Energy Corp.	5,159,311
68,500	Helix Energy Solutions Group, Inc. (a)	2,733,835
47,200	Teekay Shipping Corp. (Bahamas)	2,733,352
193,100	Williams Cos., Inc.	6,105,822
		16,732,320
	Personal Products — 0.4%
31,900	Estee Lauder Cos., Inc., (The), Class A	1,451,769
	Pharmaceuticals — 1.0%
181,700	Warner Chilcott Ltd., Class A (Bermuda) (a)	3,286,953
	Real Estate Investment Trusts (REITs) — 4.6%
64,900	iStar Financial, Inc.	2,877,017
39,300	Plum Creek Timber Co., Inc.	1,637,238
38,500	Public Storage, Inc.	2,957,570
113,646	Rayonier, Inc.	5,129,980
25,200	Vornado Realty Trust	2,767,968
		15,369,773
	Real Estate Management & Development — 1.7%
154,650	Brookfield Properties Corp.	3,759,542
29,800	Forest City Enterprises, Inc., Class A	1,832,104
		5,591,646
	Road & Rail — 0.7%
42,700	Norfolk Southern Corp.	2,244,739
	Specialty Retail — 6.2%
145,567	AutoNation, Inc. (a)	3,266,523
30,900	AutoZone, Inc. (a)	4,221,558
107,300	Limited Brands, Inc.	2,945,385
104,600	Staples, Inc.	2,482,158
78,300	Tiffany & Co.	4,154,598
134,800	TJX Cos., Inc.	3,707,000
		20,777,222
	Textiles, Apparel & Luxury Goods — 2.7%
44,400	Columbia Sportswear Co.	3,049,392
66,000	V.F. Corp.	6,044,280
		9,093,672
	Thrifts & Mortgage Finance — 1.0%
22,300	MGIC Investment Corp.	1,267,978
122,100	People’s United Financial, Inc.	2,164,833
		3,432,811
	Wireless Telecommunication Services — 1.3%
72,500	Telephone & Data Systems, Inc.	4,172,375
	Total Long-Term Investments (Cost $259,082,849)	323,116,996

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   5

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
9,579,636	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $9,579,636)	9,579,636
	Total Investments — 100.0% (Cost $268,662,485)	332,696,632
	Other Assets in Excess of Liabilities — 0.0% (g)	67,334
	NET ASSETS — 100.0%	$332,763,966

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g) —	Amount rounds to less than 0.1%.
(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$323,116,996
Investments in affiliates, at value	9,579,636
Total investment securities, at value	332,696,632
Cash	122,994
Receivables:
Investment securities sold	2,992,329
Portfolio shares sold	67,662
Interest and dividends	530,370
Total Assets	336,409,987

LIABILITIES:
Payables:
Investment securities purchased	3,228,259
Portfolio shares redeemed	153,961
Accrued liabilities:
Investment advisory fees	193,633
Administration fees	38,077
Custody and accounting fees	7,777
Trustees’ and Chief Compliance Officer’s fees	1,588
Other	22,726
Total Liabilities	3,646,021
Net Assets	$332,763,966

NET ASSETS:
Paid in capital	$256,902,655
Accumulated undistributed (distributions in excess of) net investment income	1,872,631
Accumulated net realized gains (losses)	9,954,533
Net unrealized appreciation (depreciation)	64,034,147
Total Net Assets	$332,763,966

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	10,325,161
Net asset value, offering and redemption price per share	$32.23

Cost of investments	$268,662,485

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$3,139,256
Dividend income from affiliates (a)	323,398
Foreign taxes withheld	(5,768)
Total investment income	3,456,886

EXPENSES:
Investment advisory fees	1,108,922
Administration fees	675,931
Custodian and accounting fees	18,979
Professional fees	45,442
Trustees’ and Chief Compliance Officer’s fees	6,430
Printing and mailing costs	94,642
Transfer agent fees	15,843
Other	15,580
Total expenses	1,981,769
Less amounts waived	(396,037)
Less earnings credits	(1,552)
Net expenses	1,584,180
Net investment income (loss)	1,872,706

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	10,850,113
Change in net unrealized appreciation (depreciation) of investments	10,470,665
Net realized/unrealized gains (losses)	21,320,778
Change in net assets resulting from operations	$23,193,484

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,872,706	$2,808,019
Net realized gain (loss)	10,850,113	14,382,202
Change in net unrealized appreciation (depreciation)	10,470,665	27,452,626
Change in net assets resulting from operations	23,193,484	44,642,847

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,808,094)	(1,701,476)
From net realized gains	(14,165,765)	(6,874,826)
Total distributions to shareholders	(16,973,859)	(8,576,302)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	34,156,717	59,191,704
Dividends reinvested	16,973,859	8,576,302
Cost of shares redeemed	(23,194,421)	(78,846,540)
Change in net assets from capital transactions	27,936,155	(11,078,534)

NET ASSETS:
Change in net assets	34,155,780	24,988,011
Beginning of period	298,608,186	273,620,175
End of period	$332,763,966	$298,608,186
Accumulated undistributed (distributions in excess of) net investment income	$1,872,631	$2,808,019

SHARE TRANSACTIONS:
Issued	1,046,560	2,029,376
Reinvested	532,430	297,388
Redeemed	(714,868)	(2,694,922)
Change in shares	864,122	(368,158)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$31.56	$0.17		$2.23	$2.40	$(0.29)	$(1.44)	$(1.73)
Year Ended December 31, 2006	27.84	0.30		4.31	4.61	(0.18)	(0.71)	(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(d)	4.44	4.52	(0.07)	(0.12)	(0.19)
Year Ended December 31, 2003	16.72	0.09	(d)	4.85	4.94	(0.07)	—	(0.07)
Year Ended December 31, 2002	16.69	0.12	(d)	0.03	0.15	(0.01)	(0.11)	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$32.23	7.66%	$332,764	1.00%	1.18%	1.25%	23%
31.56	16.84	298,608	1.00	0.99	1.25	45
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51
21.59	29.63	29,365	1.00	0.76	1.58	45
16.72	0.82	10,145	1.00	0.72	2.69	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Mid Cap Value Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2007

E.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007 was $11,643.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio’s average daily net assets. In addition, the Advisor and Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Administrator voluntarily waived $396,037. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$87,592,065	$71,631,783

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$268,662,485	$66,411,245	$2,377,098	$64,034,147

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2007

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   17

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000.00	$1,076.60	$5.15	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-MCVP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan Small Company Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Trustees	22
Officers	23
Schedule of Shareholder Expenses	24

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Small Company Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007—not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SERIES TRUST II   1

JPMorgan Small Company Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$99,261,515
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks, returned 7.61%* over the six months ended June 30, 2007, compared to the 6.45% return for the Russell 2000 Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark due primarily to stock selection in the telecommunication and consumer cyclical sectors. At the individual stock level, apparel retailer Guess? Inc. rendered strong stock performance. The company grew earnings through increases in revenue and expanding margins. Priceline.com Inc., a travel website company, also helped returns. The company’s growth prospects for European business led analysts to upgrade the stock.

On the negative side, stock selection in the pharmaceutical and finance sectors detracted from performance. At the individual stock level, Universal Forest Products Inc., a lumber and building products supplier, negatively impacted results. The company’s shares declined as new house construction softened in the first half of the year. Aquantive Inc., an internet advertising company, also hurt returns. The company’s stock fell after Microsoft agreed to acquire it.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio uses a disciplined quantitative ranking methodology to identify stocks in each sector that exhibit superior momentum while trading at attractive valuations. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis. Sophisticated trading techniques ensure that the trades are executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Ceradyne, Inc.	1.3%
2.	Applied Industrial Technologies, Inc.	1.2
3.	CF Industries Holdings, Inc.	1.1
4.	Deluxe Corp.	1.1
5.	FelCor Lodging Trust, Inc.	1.1
6.	Terra Industries, Inc.	1.0
7.	Digital Realty Trust, Inc.	1.0
8.	priceline.com, Inc.	0.9
9.	Tupperware Brands Corp.	0.9
10.	Cash America International, Inc.	0.9

PORTFOLIO COMPOSITION***

Financials	20.4%
Industrials	16.7
Information Technology	15.7
Consumer Discretionary	15.5
Health Care	11.3
Materials	6.3
Energy	3.5
Telecommunication Services	2.7
Utilities	2.4
Consumer Staples	2.0
Short-Term Investments	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 Year	5 Year	10 Year
SMALL COMPANY PORTFOLIO	1/3/95	15.51%	13.27%	8.20%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index, Lipper Variable Underlying Funds Small-Cap Core Funds Index and Lipper Variable Annuity Small-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index and Lipper Variable Annuity Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Small-Cap Core Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Small-Cap Core Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established “blue-chip” companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   3

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Aerospace & Defense — 2.9%
16,900	Ceradyne, Inc. (a)	1,249,924
2,000	Curtiss-Wright Corp.	93,220
9,200	Esterline Technologies Corp. (a)	444,452
2,300	HEICO Corp.	96,784
16,400	Moog, Inc., Class A (a)	723,404
3,000	Orbital Sciences Corp. (a)	63,030
1,200	Triumph Group, Inc.	78,564
1,600	United Industrial Corp.	95,968
		2,845,346
	Air Freight & Logistics — 0.2%
6,300	Hub Group, Inc., Class A (a)	221,508
	Airlines — 0.9%
3,400	Alaska Air Group, Inc. (a)	94,724
20,300	ExpressJet Holdings, Inc. (a)	121,394
19,800	Republic Airways Holdings, Inc. (a)	402,930
13,200	SkyWest, Inc.	314,556
		933,604
	Auto Components — 0.9%
7,400	Aftermarket Technology Corp. (a)	219,632
5,800	ArvinMeritor, Inc.	128,760
700	Sauer-Danfoss, Inc.	20,832
4,600	Standard Motor Products, Inc.	69,138
13,900	Tenneco, Inc. (a)	487,056
		925,418
	Beverages — 0.1%
6,300	National Beverage Corp. (a)	72,513
	Biotechnology — 2.6%
6,800	Acadia Pharmaceuticals, Inc. (a)	92,956
3,900	Alexion Pharmaceuticals, Inc. (a)	175,734
6,800	Alkermes, Inc. (a)	99,280
7,300	Arena Pharmaceuticals, Inc. (a)	80,227
6,700	BioMarin Pharmaceuticals, Inc. (a)	120,198
5,300	Cell Genesys, Inc. (a)	17,755
3,300	CombinatoRx, Inc. (a)	20,361
8,200	Cubist Pharmaceuticals, Inc. (a)	161,622
4,700	GTx, Inc. (a)	76,093
7,500	Human Genome Sciences, Inc. (a)	66,900
8,400	Incyte Corp. (a)	50,400
6,700	Keryx Biopharmaceuticals, Inc. (a)	65,459
7,900	LifeCell Corp. (a)	241,266
4,300	MannKind Corp. (a)	53,019
3,600	Martek Biosciences Corp. (a)	93,492
8,700	Medarex, Inc. (a)	124,323
7,800	Myriad Genetics, Inc. (a)	290,082
6,800	Onyx Pharmaceuticals, Inc. (a)	182,920
3,800	Progenics Pharmaceuticals, Inc. (a)	81,966
8,100	Regeneron Pharmaceuticals, Inc. (a)	145,152
3,900	Telik, Inc. (a)	13,182
3,100	Theravance, Inc. (a)	99,200
4,000	United Therapeutics Corp. (a)	255,040
		2,606,627
	Building Products — 0.9%
4,500	Goodman Global, Inc. (a)	99,990
16,700	INSTEEL Industries, Inc.	300,600
5,300	NCI Building Systems, Inc. (a)	261,449
5,900	Universal Forest Products, Inc.	249,334
		911,373
	Capital Markets — 1.2%
1,700	Calamos Asset Management, Inc., Class A	43,435
13,300	Knight Capital Group, Inc., Class A (a)	220,780
3,900	Kohlberg Capital Corp.	72,345
4,500	MCG Capital Corp.	72,090
2,100	optionsXpress Holdings, Inc.	53,886
800	Piper Jaffray Cos. (a)	44,584
12,500	SWS Group, Inc.	270,250
12,381	Technology Investment Capital Corp.	195,496
1,000	TradeStation Group, Inc. (a)	11,650
8,200	Waddell & Reed Financial, Inc.	213,282
		1,197,798
	Chemicals — 3.3%
1,900	Balchem Corp.	34,523
18,900	CF Industries Holdings, Inc.	1,131,921
9,600	H.B. Fuller Co.	286,944
12,800	Hercules, Inc. (a)	251,520
2,800	Kronos Worldwide, Inc.	70,700
7,200	Spartech Corp.	191,160
40,800	Terra Industries, Inc. (a)	1,037,136
11,500	W.R. Grace & Co. (a)	281,635
		3,285,539
	Commercial Banks — 4.8%
1,100	1st Source Corp.	27,412
4,220	Ameris Bancorp	94,823
600	Associated Banc-Corp.	19,620
600	BancFirst Corp.	25,692
4,400	Banco Latinoamericano de Exportaciones S.A. (Panama)	82,720
2,350	Bank of Granite Corp.	39,221

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
900	Capital Corp. of the West	21,564
2,600	Center Financial Corp.	43,992
4,200	Central Pacific Financial Corp.	138,642
1,746	Citizens Banking Corp.	31,952
4,600	City Holding Co.	176,318
2,700	Columbia Banking System, Inc.	78,975
2,200	Community Bancorp (a)	61,556
6,500	Community Bank System, Inc.	130,130
1,640	Community Trust Bancorp, Inc.	52,972
17,000	First Bancorp	186,830
1,400	First Community Bancshares, Inc.	43,666
3,800	First Regional Bancorp (a)	96,672
2,700	First Republic Bank	144,882
1,100	FNB Corp.	39,490
3,562	Glacier Bancorp, Inc.	72,487
1,300	Great Southern Bancorp, Inc.	35,165
4,600	Greater Bay Bancorp	128,064
800	Greene County Bancshares, Inc.	25,008
19,100	Hanmi Financial Corp.	325,846
1,500	Heritage Commerce Corp.	35,520
1,000	Horizon Financial Corp.	21,790
8,475	IBERIABANK Corp.	419,089
6,532	Independent Bank Corp.	112,416
4,710	International Bancshares Corp.	120,670
1,600	Intervest Bancshares Corp.	45,056
2,400	Lakeland Financial Corp.	51,048
768	Mercantile Bank Corp.	20,813
16,300	Nara Bancorp, Inc.	259,659
2,500	NBT Bancorp, Inc.	56,400
3,900	Pacific Capital Bancorp	105,222
2,500	Peoples Bancorp, Inc.	67,675
8,200	R&G Financial Corp., Class B (a)	30,340
800	Renasant Corp.	18,192
463	Republic Bancorp, Inc., Class A	7,681
800	Santander Bancorp	11,888
300	Sierra Bancorp	8,460
1,000	Simmons First National Corp., Class A	27,590
370	Smithtown Bancorp, Inc.	9,387
6,500	Southwest Bancorp, Inc.	156,260
19,650	Sterling Bancshares, Inc.	222,241
6,350	Sterling Financial Corp.	183,769
2,700	Taylor Capital Group, Inc.	74,331
1,000	TriCo Bancshares	22,360
30,195	W Holding Co., Inc.	79,715
5,700	West Coast Bancorp	173,223
6,600	Westamerica Bancorp	291,984
4,300	Wilshire Bancorp, Inc.	52,374
		4,808,852
	Commercial Services & Supplies — 4.7%
3,600	COMSYS IT Partners, Inc. (a)	82,116
5,300	Consolidated Graphics, Inc. (a)	367,184
27,800	Deluxe Corp.	1,128,958
3,900	Ennis, Inc.	91,728
11,000	GEO Group, Inc. (The) (a)	320,100
4,300	Heidrick & Struggles International, Inc. (a)	220,332
8,600	Herman Miller, Inc.	271,760
6,300	Hudson Highland Group, Inc. (a)	134,757
3,300	ICF International, Inc. (a)	66,396
32,500	IKON Office Solutions, Inc.	507,325
18,600	Kforce, Inc. (a)	297,228
4,100	Knoll, Inc.	91,840
7,500	Korn/Ferry International (a)	196,950
8,000	Labor Ready, Inc. (a)	184,880
3,000	Navigant Consulting, Inc. (a)	55,680
12,500	TeleTech Holdings, Inc. (a)	406,000
2,500	United Stationers, Inc. (a)	166,600
3,350	Volt Information Sciences, Inc. (a)	61,774
		4,651,608
	Communications Equipment — 2.8%
16,100	3Com Corp. (a)	66,493
24,800	Arris Group, Inc. (a)	436,232
5,300	Avocent Corp. (a)	153,753
2,000	Bel Fuse, Inc., Class B	68,060
3,700	Black Box Corp.	153,106
3,800	C-COR, Inc. (a)	53,428
1,400	Digi International, Inc. (a)	20,636
2,700	Ditech Networks, Inc. (a)	22,113
8,300	Extreme Networks, Inc. (a)	33,615
15,700	Finisar Corp. (a)	59,346
7,100	Foundry Networks, Inc. (a)	118,286
4,700	Harmonic, Inc. (a)	41,689
18,600	Inter-Tel, Inc.	445,098
5,500	InterDigital Communications Corp. (a)	176,935
1,900	MasTec, Inc. (a)	30,058
9,200	MRV Communications, Inc. (a)	29,900
4,000	NETGEAR, Inc. (a)	145,000
1,200	Packeteer, Inc. (a)	9,372
8,700	Plantronics, Inc.	228,114
5,000	Polycom, Inc. (a)	168,000
4,200	Powerwave Technologies, Inc. (a)	28,140

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — Continued
3,700	Sonus Networks, Inc. (a)	31,524
10,700	Symmetricom, Inc. (a)	89,880
5,500	Tekelec (a)	79,310
7,700	UTStarcom, Inc. (a)	43,197
		2,731,285
	Computers & Peripherals — 1.3%
3,800	Adaptec, Inc. (a)	14,478
1,100	Electronics for Imaging, Inc. (a)	31,042
22,100	Emulex Corp. (a)	482,664
8,900	Gateway, Inc. (a)	14,151
3,800	Hypercom Corp. (a)	22,458
6,000	Imation Corp.	221,160
6,200	Novatel Wireless, Inc. (a)	161,324
6,700	Palm, Inc. (a)	107,267
5,900	Quantum Corp. (a)	18,703
2,700	Synaptics, Inc. (a)	96,633
3,700	Intevac, Inc. (a)	78,662
		1,248,542
	Construction & Engineering — 0.5%
7,700	Perini Corp. (a)	473,781
	Construction Materials — 0.1%
3,100	Headwaters, Inc. (a)	53,537
7,500	U.S. Concrete, Inc. (a)	65,175
		118,712
	Consumer Finance — 2.3%
7,700	Advance America Cash Advance Centers, Inc.	136,598
4,350	Advanta Corp., Class B	135,459
22,700	Cash America International, Inc.	900,055
4,200	CompuCredit Corp. (a)	147,084
15,197	Dollar Financial Corp. (a)	433,115
7,200	EZCORP, Inc., Class A (a)	95,328
2,600	First Cash Financial Services, Inc. (a)	60,944
4,100	Nelnet, Inc., Class A	100,204
6,400	World Acceptance Corp. (a)	273,472
		2,282,259
	Containers & Packaging — 1.0%
2,000	AEP Industries, Inc. (a)	90,020
2,700	Greif, Inc., Class A	160,947
14,900	Myers Industries, Inc.	329,439
2,400	Rock-Tenn Co., Class A	76,128
5,500	Silgan Holdings, Inc.	304,040
		960,574
	Diversified Consumer Services — 0.2%
4,500	Vertrue, Inc. (a)	219,510
	Diversified Financial Services — 0.2%
2,300	Asta Funding, Inc.	88,389
1,900	Marlin Business Services Corp. (a)	40,489
3,400	Medallion Financial Corp.	40,222
		169,100
	Diversified Telecommunication Services — 1.8%
105,900	Cincinnati Bell, Inc. (a)	612,102
7,100	CT Communications, Inc.	216,621
3,100	Golden Telecom, Inc. (Russia)	170,531
51,500	Premiere Global Services, Inc. (a)	670,530
6,600	Time Warner Telecom, Inc., Class A (a)	132,660
		1,802,444
	Electric Utilities — 0.7%
12,500	El Paso Electric Co. (a)	307,000
666	UIL Holdings Corp.	22,045
16,100	Westar Energy, Inc.	390,908
		719,953
	Electrical Equipment — 1.0%
2,700	A.O. Smith Corp.	107,703
4,700	Acuity Brands, Inc.	283,316
5,500	Evergreen Solar, Inc. (a)	51,150
3,200	Power-One, Inc. (a)	12,736
12,500	Regal-Beloit Corp.	581,750
		1,036,655
	Electronic Equipment & Instruments — 2.3%
6,700	Aeroflex, Inc. (a)	94,939
6,700	Agilysys, Inc.	150,750
8,900	Anixter International, Inc. (a)	669,369
8,900	Benchmark Electronics, Inc. (a)	201,318
3,800	Checkpoint Systems, Inc. (a)	95,950
6,600	CTS Corp.	83,556
700	Echelon Corp. (a)	10,941
4,700	Insight Enterprises, Inc. (a)	106,079
4,000	Itron, Inc. (a)	311,760
3,400	KEMET Corp. (a)	23,970
3,400	Methode Electronics, Inc.	53,210
5,000	Plexus Corp. (a)	114,950
1,500	RadiSys Corp. (a)	18,600
1,100	Rofin-Sinar Technologies, Inc. (a)	75,900
4,900	Technitrol, Inc.	140,483
10,000	TTM Technologies, Inc. (a)	130,000
		2,281,775

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 2.5%
2,700	Basic Energy Services, Inc. (a)	69,039
22,600	Grey Wolf, Inc. (a)	186,224
12,100	Gulfmark Offshore, Inc. (a)	619,762
5,334	Hanover Compressor Co. (a)	127,216
2,800	Hercules Offshore, Inc. (a)	90,664
5,400	Input/Output, Inc. (a)	84,294
2,100	Lufkin Industries, Inc.	135,555
2,300	Matrix Service Co. (a)	57,155
2,500	Newpark Resources (a)	19,375
4,800	Oil States International, Inc. (a)	198,432
14,300	Parker Drilling Co. (a)	150,722
6,200	RPC, Inc.	105,648
2,700	T-3 Energy Services, Inc. (a)	90,315
12,100	Trico Marine Services, Inc. (a)	494,648
4,200	Union Drilling, Inc. (a)	68,964
		2,498,013
	Food & Staples Retailing — 1.0%
6,800	Nash Finch Co.	336,600
8,100	Pantry, Inc. (The) (a)	373,410
7,700	Spartan Stores, Inc.	253,407
		963,417
	Gas Utilities — 1.2%
4,500	New Jersey Resources Corp.	229,590
4,500	Nicor, Inc.	193,140
3,600	Northwest Natural Gas Co.	166,284
3,900	South Jersey Industries, Inc.	137,982
7,800	Southwest Gas Corp.	263,718
5,100	WGL Holdings, Inc.	166,464
		1,157,178
	Health Care Equipment & Supplies — 2.4%
10,600	CONMED Corp. (a)	310,368
3,100	Haemonetics Corp. (a)	163,091
4,900	Hologic, Inc. (a)	271,019
8,225	Immucor, Inc. (a)	230,053
3,700	Integra LifeSciences Holdings Corp. (a)	182,854
1,300	Inverness Medical Innovations, Inc. (a)	66,326
2,300	Kyphon, Inc. (a)	110,745
3,700	Medical Action Industries, Inc. (a)	66,822
2,200	Mentor Corp.	89,496
5,200	NeuroMetrix, Inc. (a)	50,492
1,400	Palomar Medical Technologies, Inc. (a)	48,594
3,600	PolyMedica Corp.	147,060
12,900	STERIS Corp.	394,740
1,600	SurModics, Inc. (a)	80,000
9,500	Thoratec Corp. (a)	174,705
		2,386,365
	Health Care Providers & Services — 3.5%
12,600	Alliance Imaging, Inc. (a)	118,314
7,600	AMERIGROUP Corp. (a)	180,880
17,700	AMN Healthcare Services, Inc. (a)	389,400
6,000	Apria Healthcare Group, Inc. (a)	172,620
8,400	Centene Corp. (a)	179,928
2,900	Emergency Medical Services Corp. (a)	113,477
12,400	Five Star Quality Care, Inc. (a)	98,952
3,000	Genesis HealthCare Corp. (a)	205,260
19,700	Gentiva Health Services, Inc. (a)	395,182
7,900	inVentiv Health, Inc. (a)	289,219
4,800	Kindred Healthcare, Inc. (a)	147,456
2,800	LCA-Vision, Inc.	132,328
1,000	LHC Group, Inc. (a)	26,200
2,000	Magellan Health Services, Inc. (a)	92,940
900	Molina Healthcare, Inc. (a)	27,468
14,600	PSS World Medical, Inc. (a)	266,012
5,000	Psychiatric Solutions, Inc. (a)	181,300
5,200	Res-Care, Inc. (a)	109,928
5,000	Sunrise Senior Living, Inc. (a)	199,950
4,300	Symbion, Inc. (a)	93,353
		3,420,167
	Health Care Technology — 0.6%
900	Computer Programs & Systems, Inc.	27,882
14,000	Omnicell, Inc. (a)	290,920
15,400	Trizetto Group (a)	298,144
		616,946
	Hotels, Restaurants & Leisure — 1.6%
2,500	Bob Evans Farms, Inc.	92,125
5,700	CBRL Group, Inc.	242,136
18,100	Domino’s Pizza, Inc.	330,687
2,100	Dover Downs Gaming & Entertainment, Inc.	31,521
6,500	Jack in the Box, Inc. (a)	461,110
2,500	Monarch Casino & Resort, Inc. (a)	67,125
10,700	Ruby Tuesday, Inc.	281,731
3,800	Triarc Cos., Inc., Class B	59,660
		1,566,095
	Household Durables — 1.9%
11,300	Champion Enterprises, Inc. (a)	111,079
67	CSS Industries, Inc.	2,654
1,600	Ethan Allen Interiors, Inc.	54,800
7,500	Helen of Troy Ltd. (Bermuda) (a)	202,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
4,900	Kimball International, Inc., Class B	68,649
21,700	Tempur-Pedic International, Inc.	562,030
31,700	Tupperware Brands Corp.	911,058
		1,912,770
	Industrial Conglomerates — 0.2%
5,700	Walter Industries, Inc.	165,072
	Insurance — 3.4%
2,500	American Physicians Capital, Inc. (a)	101,250
4,100	Argonaut Group, Inc.	127,961
7,100	Aspen Insurance Holdings Ltd. (Bermuda)	199,297
5,400	Commerce Group, Inc.	187,488
12,250	Delphi Financial Group, Inc.	512,295
3,700	LandAmerica Financial Group, Inc.	357,013
4,700	Max Reinsurance Capital Ltd. (Bermuda)	133,010
6,600	Meadowbrook Insurance Group, Inc. (a)	72,336
2,400	National Financial Partners Corp.	111,144
200	Navigators Group, Inc. (a)	10,780
3,000	Odyssey Re Holdings Corp.	128,670
5,700	Platinum Underwriters Holdings Ltd. (Bermuda)	198,075
22,100	PMA Capital Corp., Class A (a)	236,249
6,900	Safety Insurance Group, Inc.	285,660
7,100	Selective Insurance Group	190,848
11,600	Zenith National Insurance Corp.	546,244
		3,398,320
	Internet & Catalog Retail — 1.1%
11,200	FTD Group, Inc.	206,192
13,300	priceline.com, Inc. (a)	914,242
		1,120,434
	Internet Software & Services — 1.5%
5,500	Ariba, Inc. (a)	54,505
3,300	Art Technology Group, Inc. (a)	8,778
37,800	CMGI, Inc. (a)	73,710
18,000	CNET Networks, Inc. (a)	147,420
3,400	Digital River, Inc. (a)	153,850
2,200	Imergent, Inc.	53,812
6,100	Interwoven, Inc. (a)	85,644
2,300	iPass, Inc. (a)	12,466
6,200	j2 Global Communications, Inc. (a)	216,380
4,800	RealNetworks, Inc. (a)	39,216
24,700	United Online, Inc.	407,303
7,600	ValueClick, Inc. (a)	223,896
		1,476,980
	IT Services — 1.3%
9,400	Authorize.Net Holdings, Inc. (a)	168,166
4,400	CACI International, Inc., Class A (a)	214,940
14,000	CIBER, Inc. (a)	114,520
2,900	Covansys Corp. (a)	98,397
4,100	CSG Systems International, Inc. (a)	108,691
4,500	Gartner, Inc. (a)	110,655
4,400	infoUSA, Inc.	44,968
1,400	Lionbridge Technologies, Inc. (a)	8,246
4,700	ManTech International Corp., Class A (a)	144,901
9,400	Perot Systems Corp., Class A (a)	160,176
8,800	SYKES Enterprises, Inc. (a)	167,112
		1,340,772
	Leisure Equipment & Products — 1.4%
25,600	JAKKS Pacific, Inc. (a)	720,384
19,400	K2, Inc. (a)	294,686
6,500	RC2 Corp. (a)	260,065
3,200	Steinway Musical Instruments, Inc.	110,688
		1,385,823
	Life Sciences Tools & Services — 1.0%
1,500	Advanced Magnetics, Inc. (a)	87,240
700	Bio-Rad Laboratories, Inc., Class A (a)	52,899
28,000	Exelixis, Inc. (a)	338,800
6,400	Illumina, Inc. (a)	259,776
1,300	Kendle International, Inc. (a)	47,801
3,000	Medivation, Inc. (a)	61,290
14,100	Nektar Therapeutics (a)	133,809
		981,615
	Machinery — 3.1%
5,700	Accuride Corp. (a)	87,837
5,400	Astec Industries, Inc. (a)	227,988
12,800	Barnes Group, Inc.	405,504
4,000	Cascade Corp.	313,760
2,900	CIRCOR International, Inc.	117,247
11,300	EnPro Industries, Inc. (a)	483,527
1,600	Freightcar America, Inc.	76,544
1,400	Middleby Corp. (a)	83,748
2,100	Miller Industries, Inc. (a)	52,710
2,200	NACCO Industries, Inc., Class A	342,078
3,000	Valmont Industries, Inc.	218,280
16,300	Wabtec Corp.	595,439
2,500	Watts Water Technologies, Inc., Class A	93,675
		3,098,337

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Marine — 0.5%
8,300	Excel Maritime Carriers Ltd. (Greece)	208,994
5,400	Genco Shipping & Trading Ltd.	222,804
600	Horizon Lines, Inc., Class A	19,656
		451,454
	Media — 2.1%
4,100	Belo Corp., Class A	84,419
3,000	Catalina Marketing Corp.	94,500
35,200	Charter Communications, Inc., Class A (a)	142,560
3,400	Entercom Communications Corp., Class A	84,626
7,200	Entravision Communications Corp., Class A (a)	75,096
3,900	Gray Television, Inc.	36,153
9,000	Harris Interactive, Inc. (a)	48,150
6,600	Lee Enterprises, Inc.	137,676
5,100	Lin TV Corp., Class A (a)	95,931
16,400	LodgeNet Entertainment Corp. (a)	525,784
6,400	Marvel Entertainment, Inc. (a)	163,072
4,600	Scholastic Corp. (a)	165,324
24,000	Sinclair Broadcast Group, Inc., Class A	341,280
3,700	Valassis Communications, Inc. (a)	63,603
		2,058,174
	Metals & Mining — 1.9%
2,900	Century Aluminum Co. (a)	158,427
7,700	Metal Management, Inc.	339,339
8,900	Olympic Steel, Inc.	255,074
11,650	Quanex Corp.	567,355
14,200	Ryerson, Inc.	534,630
500	Schnitzer Steel Industries, Inc.	23,970
		1,878,795
	Multi-Utilities — 0.6%
5,300	Avista Corp.	114,215
2,900	Black Hills Corp.	115,275
11,700	PNM Resources, Inc.	325,143
		554,633
	Multiline Retail — 0.2%
3,900	Bon-Ton Stores, Inc. (The)	156,234
	Oil, Gas & Consumable Fuels — 1.0%
6,000	Alon USA Energy, Inc.	264,060
1,300	ATP Oil & Gas Corp. (a)	63,232
2,600	Penn Virginia Corp.	104,520
6,505	PetroHawk Energy Corp. (a)	103,169
3,600	Swift Energy Co. (a)	153,936
6,600	USEC, Inc. (a)	145,068
10,100	VAALCO Energy, Inc. (a)	48,783
1,500	World Fuel Services Corp.	63,090
		945,858
	Personal Products — 0.2%
9,200	American Oriental Bioengineering, Inc. (China) (a)	81,880
4,500	Elizabeth Arden, Inc. (a)	109,170
		191,050
	Pharmaceuticals — 1.2%
5,100	Adams Respiratory Therapeutics, Inc. (a)	200,889
3,900	Alpharma, Inc., Class A	101,439
6,500	Auxilium Pharmaceuticals, Inc. (a)	103,610
1,900	Bentley Pharmaceuticals, Inc. (a)	23,066
6,400	Bradley Pharmaceuticals, Inc. (a)	138,944
5,800	Cardiome Pharma Corp. (Canada) (a)	53,418
8,400	Cypress Bioscience, Inc. (a)	111,384
6,800	DURECT Corp. (a)	26,180
2,800	Par Pharmaceutical Cos., Inc. (a)	79,044
1,300	Salix Pharmaceuticals Ltd. (a)	15,990
6,400	Valeant Pharmaceuticals International	106,816
19,000	ViroPharma, Inc. (a)	262,200
		1,222,980
	Real Estate Investment Trusts (REITs) — 6.7%
3,100	American Home Mortgage Investment Corp.	56,978
11,200	Anthracite Capital, Inc.	131,040
8,800	Ashford Hospitality Trust, Inc.	103,488
2,000	BioMed Realty Trust, Inc.	50,240
5,300	Cousins Properties, Inc.	153,753
26,800	Digital Realty Trust, Inc.	1,009,824
12,100	Equity Inns, Inc.	271,040
41,600	FelCor Lodging Trust, Inc.	1,082,848
8,800	First Potomac Realty Trust (m)	204,952
5,200	Glimcher Realty Trust	130,000
16,500	GMH Communities Trust	159,885
10,500	Gramercy Capital Corp.	289,170
5,700	Highland Hospitality Corp.	109,440
2,700	Home Properties, Inc.	140,211
22,900	Innkeepers USA Trust	406,017
2,900	LaSalle Hotel Properties	125,918
12,200	Lexington Realty Trust	253,760
21,500	Nationwide Health Properties, Inc.	584,800
10,300	Pennsylvania Real Estate Investment Trust	456,599
3,100	Post Properties, Inc.	161,603
1,500	PS Business Parks, Inc.	95,055

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
3,400	RAIT Financial Trust	88,468
2,100	Saul Centers, Inc.	95,235
17,100	Sunstone Hotel Investors, Inc.	485,469
		6,645,793
	Road & Rail — 0.4%
1,600	Arkansas Best Corp.	62,352
750	Old Dominion Freight Line (a)	22,613
10,200	Saia, Inc. (a)	278,052
		363,017
	Semiconductors & Semiconductor Equipment — 4.0%
700	Actel Corp. (a)	9,737
7,400	Advanced Energy Industries, Inc. (a)	167,684
11,500	AMIS Holdings, Inc. (a)	143,980
54,000	Amkor Technology, Inc. (a)	850,500
11,900	Applied Micro Circuits Corp. (a)	29,750
11,100	Asyst Technologies, Inc. (a)	80,253
2,800	Axcelis Technologies, Inc. (a)	18,172
7,700	Brooks Automation, Inc. (a)	139,755
12,100	Cirrus Logic, Inc. (a)	100,430
16,400	Conexant Systems, Inc. (a)	22,632
6,900	Credence Systems Corp. (a)	24,840
4,100	Diodes, Inc. (a)	171,257
7,806	Entegris, Inc. (a)	92,735
3,700	IXYS Corp. (a)	30,895
8,000	Kulicke & Soffa Industries, Inc. (a)	83,760
3,400	Lattice Semiconductor Corp. (a)	19,448
1,300	LTX Corp. (a)	7,228
9,400	Mattson Technology, Inc. (a)	91,180
9,500	Micrel, Inc.	120,840
3,200	Microsemi Corp. (a)	76,640
8,900	MIPS Technologies, Inc. (a)	78,231
4,900	MKS Instruments, Inc. (a)	135,730
2,200	OmniVision Technologies, Inc. (a)	39,842
36,600	ON Semiconductor Corp. (a)	392,352
1,600	Photronics, Inc. (a)	23,808
10,900	PMC-Sierra, Inc. (a)	84,257
8,000	RF Micro Devices, Inc. (a)	49,920
1,100	Semitool, Inc. (a)	10,571
5,100	Semtech Corp. (a)	88,383
9,800	Silicon Image, Inc. (a)	84,084
7,500	Silicon Storage Technology, Inc. (a)	27,975
14,000	Skyworks Solutions, Inc. (a)	102,900
2,000	Standard Microsystems Corp. (a)	68,680
1,100	Supertex, Inc. (a)	34,474
10,100	Techwell, Inc. (a)	132,310
18,600	Zoran Corp. (a)	372,744
		4,007,977
	Software — 2.5%
15,400	Actuate Corp. (a)	104,566
1,400	Ansoft Corp. (a)	41,286
4,600	ANSYS, Inc. (a)	121,900
20,100	Aspen Technology, Inc. (a)	281,400
3,900	Epicor Software Corp. (a)	57,993
1,800	EPIQ Systems, Inc. (a)	29,088
1,600	eSpeed, Inc., Class A (a)	13,824
3,100	i2 Technologies, Inc. (a)	57,784
7,600	Informatica Corp. (a)	112,252
1,400	InterVoice, Inc. (a)	11,662
2,400	JDA Software Group, Inc. (a)	47,112
1,600	Macrovision Corp. (a)	48,096
4,000	Magma Design Automation, Inc. (a)	56,160
1,700	Manhattan Associates, Inc. (a)	47,447
6,900	Mentor Graphics Corp. (a)	90,873
2,200	MicroStrategy, Inc. (a)	207,878
7,400	Nuance Communications, Inc. (a)	123,802
12,440	Parametric Technology Corp. (a)	268,828
1,000	Pegasystems, Inc.	10,930
10,100	Progress Software Corp. (a)	321,079
2,800	Secure Computing Corp. (a)	21,252
5,100	Smith Micro Software, Inc. (a)	76,806
500	SPSS, Inc. (a)	22,070
11,600	Sybase, Inc. (a)	277,124
4,500	TIBCO Software, Inc. (a)	40,725
2,700	Wind River Systems, Inc. (a)	29,700
		2,521,637
	Specialty Retail — 3.7%
1,700	Aeropostale, Inc. (a)	70,856
16,200	Asbury Automotive Group, Inc.	404,190
15,400	Brown Shoe Co., Inc.	374,528
17,300	CSK Auto Corp. (a)	318,320
10,700	Dress Barn, Inc. (a)	219,564
14,500	Gymboree Corp. (a)	571,445
15,400	Men’s Wearhouse, Inc.	786,478
7,800	Payless ShoeSource, Inc. (a)	246,090
22,500	Rent-A-Center, Inc. (a)	590,175
2,100	Shoe Carnival, Inc. (a)	57,729
		3,639,375

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 2.4%
2,800	Columbia Sportswear Co.	192,304
2,900	Deckers Outdoor Corp. (a)	292,610
9,400	Kellwood Co.	264,328
21,900	Maidenform Brands, Inc. (a)	434,934
4,600	Movado Group, Inc.	155,204
900	Oxford Industries, Inc.	39,906
13,500	Perry Ellis International, Inc. (a)	434,295
7,900	Skechers U.S.A., Inc., Class A (a)	230,680
5,100	Steven Madden Ltd.	167,076
4,100	UniFirst Corp.	180,605
		2,391,942
	Thrifts & Mortgage Finance — 1.7%
1,000	Accredited Home Lenders Holding Co. (a)	13,670
4,400	BankUnited Financial Corp., Class A	88,308
5,050	CityBank	159,125
19,600	Corus Bankshares, Inc.	338,296
2,300	Downey Financial Corp.	151,754
2,200	Federal Agricultural Mortgage Corp., Class C	75,284
10,257	First Niagara Financial Group, Inc.	134,367
1,200	First Place Financial Corp.	25,344
2,100	FirstFed Financial Corp. (a)	119,133
5,300	Franklin Bank Corp. (a)	78,970
1,200	ITLA Capital Corp.	62,544
14,600	Ocwen Financial Corp. (a)	194,618
6,000	United Community Financial Corp.	59,880
3,200	WSFS Financial Corp.	209,376
		1,710,669
	Tobacco — 0.8%
64,900	Alliance One International, Inc. (a)	652,245
2,600	Universal Corp.	158,392
		810,637
	Trading Companies & Distributors — 1.4%
39,675	Applied Industrial Technologies, Inc.	1,170,413
7,200	BlueLinx Holdings, Inc.	75,528
4,700	Kaman Corp.	146,593
		1,392,534
	Wireless Telecommunication Services — 0.8%
9,300	Centennial Communications Corp. (a)	88,257
38,500	Dobson Communications Corp. (a)	427,735
6,600	Rural Cellular Corp., Class A (a)	289,146
2,500	Syniverse Holdings, Inc. (a)	32,150
		837,288
	Total Long-Term Investments (Cost $79,769,821)	95,773,127
Short-Term Investments — 3.5%
	Investment Company — 3.3%
3,313,732	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,313,732)	3,313,732

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
190,000	U.S. Treasury Notes, 4.25%, 11/30/07 (k) (m) (Cost $189,382)	189,495
	Total Short-Term Investments (Cost $3,503,114)	3,503,227
	Total Investments — 100.0% (Cost $83,272,935)	99,276,354
	Liabilities in Excess of Other Assets — (0.0)% (g)	(14,839)
	NET ASSETS — 100.0%	$99,261,515

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED (DEPRECIATION)
	Long Futures Outstanding
8	Russell 2000 Index	September, 2007	$3,368,400	$(63,738)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   11

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2007 (Unaudited)

Small Company Portfolio
ASSETS:
Investments in non-affiliates, at value	$95,962,622
Investments in affiliates, at value	3,313,732
Total investment securities, at value	99,276,354
Cash	8,023
Receivables:
Investment securities sold	1,123
Portfolio shares sold	47,970
Interest and dividends	132,669
Total Assets	99,466,139

LIABILITIES:
Payables:
Portfolio shares redeemed	36,017
Variation margin on futures contracts	12,800
Accrued liabilities:
Investment advisory fees	49,585
Administration fees	29,506
Custodian and accounting fees	23,736
Trustees’ and Chief Compliance Officer’s fees	286
Other	52,694
Total Liabilities	204,624
Net Assets	$99,261,515

NET ASSETS:
Paid in capital	$77,551,999
Accumulated undistributed (distributions in excess of) net investment income	42,074
Accumulated net realized gains (losses)	5,727,761
Net unrealized appreciation (depreciation)	15,939,681
Total Net Assets	$99,261,515

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,417,147
Net asset value, offering and redemption price per share	$18.32

Cost of investments	$83,272,935

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2007

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (Unaudited)

Small Company Portfolio
INVESTMENT INCOME:
Dividend income	$517,062
Dividend income from affiliates (a)	79,565
Interest income	4,405
Foreign taxes withheld	(212)
Total investment income	600,820

EXPENSES:
Investment advisory fees	291,515
Administration fees	161,280
Custodian and accounting fees	23,676
Professional fees	27,937
Trustees’ and Chief Compliance Officer’s fees	1,973
Printing and mailing costs	33,538
Transfer agent fees	15,207
Other	4,427
Total expenses	559,553
Less earnings credits	(815)
Net expenses	558,738
Net investment income (loss)	42,082

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	5,916,325
Futures	20,521
Net realized gain (loss)	5,936,846
Change in net unrealized appreciation (depreciation) of:
Investments	1,195,391
Futures	(32,100)
Change in net unrealized appreciation (depreciation)	1,163,291
Net realized/unrealized gains (losses)	7,100,137
Change in net assets resulting from operations	$7,142,219

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Company Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,082	$8,175
Net realized gain (loss)	5,936,846	4,621,207
Change in net unrealized appreciation (depreciation)	1,163,291	7,945,705
Change in net assets resulting from operations	7,142,219	12,575,087

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,183)	—
From net realized gains	(4,396,778)	(2,538,687)
Total distributions to shareholders	(4,404,961)	(2,538,687)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,083,768	19,954,499
Dividends reinvested	4,404,961	2,538,687
Cost of shares redeemed	(11,275,076)	(24,145,062)
Change in net assets from capital transactions	1,213,653	(1,651,876)

NET ASSETS:
Change in net assets	3,950,911	8,384,524
Beginning of period	95,310,604	86,926,080
End of period	$99,261,515	$95,310,604
Accumulated undistributed (distributions in excess of) net investment income	$42,074	$8,175

SHARE TRANSACTIONS:
Issued	441,627	1,171,590
Reinvested	246,500	143,510
Redeemed	(618,934)	(1,427,773)
Change in shares	69,193	(112,673)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN SERIES TRUST II   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Small Company Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$17.82	$0.01	$1.32	$1.33	$—	(d)	$(0.83)	$(0.83)
Year Ended December 31, 2006	15.92	— (d)	2.39	2.39	—		(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—		(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—		—	—
Year Ended December 31, 2003	10.34	(0.06)	3.78	3.72	—		—	—
Year Ended December 31, 2002	13.22	— (d)	(2.86)	(2.86)	(0.02)		—	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 18.32	7.61%	$99,262	1.15%	0.09%	1.15%	29%
17.82	15.01	95,311	1.15	0.01	1.15	39
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154
14.06	35.98	52,215	1.15	(0.53)	1.15	60
10.34	(21.65)	37,711	1.15	0.05	1.16	162

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Small Company Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of June 30, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis

18   JPMORGAN SERIES TRUST II        JUNE 30, 2007

of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, was $2,859.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in as Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes and extraordinary expenses) exceed 1.15% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$27,601,648	$30,859,372

During the six months ended June 30, 2007, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$83,272,935	$20,080,463	$4,077,044	$16,003,419

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

20   JPMORGAN SERIES TRUST II        JUNE 30, 2007

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN SERIES TRUST II        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Small Company Portfolio
Actual	$1,000.00	$1,076.10	$5.92	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24   JPMORGAN SERIES TRUST II        JUNE 30, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-SCP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Trustees	15
Officers	16
Schedule of Shareholder Expenses	17

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio for the six months ended June 30, 2007. Inside you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SERIES TRUST II   1

JPMorgan U.S. Large Cap Core Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$50,900,003
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities, returned 6.04%* for the six months ended June 30, 2007, compared to the 6.96% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the industrial cyclical, financials and telecommunications sectors.

Lowered 2007 earnings guidance from Sepracor Inc., coupled with concern over slower growth for its insomnia drug, Lunesta, made the company a top detractor from performance in the period. The launch of an Ambien generic in the second quarter dampened investor outlook for the drug. Comcast Corporation also detracted from performance as investors were concerned about higher-than-expected capital expenditure guidance, which would reduce the amount of stock repurchasing or acquisition opportunities. Amgen Inc. detracted largely due to disappointing results of clinical trials evaluating its drugs Vectibix and Aranesp for cancer patients. The stock was further depressed after investors reacted negatively to lowered 2007 guidance.

On the positive side, stock selection in the consumer staples, auto and transportation and utilities sectors contributed to returns.

Johnson Controls Inc., the auto parts manufacturer, has continued to outperform as the company reported impressive fiscal second-quarter earnings, benefiting from a slightly lower tax rate and better operational efficiencies over most of its business lines. In addition, management raised full-year guidance figures, helping to propel the stock price to new highs in the period. Edison International, the electric utility, which has been trading at a discount relative to its peers, was a top contributor to performance. The closing of this valuation gap and management’s adoption of a better outlook on the future led the company’s performance in the period. Another contributor to the Portfolio’s performance was Corning Incorporated. Following a weak fourth quarter where concern over excess supply and weak pricing in the flat panel TV market pressured the stock, Corning shares rebounded sharply in the period as management quelled concerns about competitive threats and LCD glass pricing.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio is positioned based on our bottom-up approach to stock selection and is constructed to optimize use of the information advantage in our equity research. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The portfolio manager continues to focus on overweighting companies in each sector of the market that are deemed to be attractively priced relative to future earnings prospects. Style characteristics and sector weightings are kept in-line with the S&P 500 Index to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.4%
2.	Citigroup, Inc.	3.3
3.	Exxon Mobil Corp.	2.8
4.	Cisco Systems, Inc.	2.6
5.	Wal-Mart Stores, Inc.	2.6
6.	Hewlett-Packard Co.	2.4
7.	Bank of America Corp.	2.4
8.	Pfizer, Inc.	2.3
9.	Comcast Corp., Special Class A	2.2
10.	Altria Group, Inc.	2.1

PORTFOLIO COMPOSITION***

Financials	20.1%
Information Technology	17.8
Consumer Discretionary	12.8
Health Care	12.1
Industrials	11.1
Energy	9.7
Consumer Staples	8.8
Telecommunication Services	2.6
Materials	2.3
Utilities	2.0
Short-Term Investment	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1/3/95	19.86%	9.33%	5.14%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan U.S. Large Cap Core Equity Portfolio commenced operations on January 3, 1995.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, Lipper Variable Underlying Funds Large-Cap Core Funds Index and Lipper Variable Annuity Large-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index and Lipper Variable Annuity Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Large-Cap Core Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Large-Cap Core Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   3

JPMorgan U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.0%
6,375	Boeing Co.	613,020
11,875	Raytheon Co.	639,944
11,175	United Technologies Corp.	792,642
		2,045,606
	Air Freight & Logistics — 0.9%
3,975	FedEx Corp.	441,106
	Auto Components — 1.6%
7,000	Johnson Controls, Inc.	810,390
	Beverages — 1.2%
6,675	Coca-Cola Co. (The)	349,169
3,000	Molson Coors Brewing Co., Class B	277,380
		626,549
	Biotechnology — 0.9%
8,075	Amgen, Inc. (a)	446,467
	Capital Markets — 2.3%
1,300	Goldman Sachs Group, Inc. (The)	281,775
8,500	Morgan Stanley (a)	590,835
15,500	TD AMERITRADE Holding Corp. (a)	310,000
		1,182,610
	Chemicals — 1.8%
9,025	Praxair, Inc.	649,710
4,900	Rohm & Haas Co.	267,932
		917,642
	Commercial Banks — 2.5%
12,575	Wachovia Corp.	644,469
18,300	Wells Fargo & Co.	643,611
		1,288,080
	Communications Equipment — 4.9%
47,975	Cisco Systems, Inc. (a)	1,336,104
28,825	Corning, Inc. (a)	736,479
9,275	QUALCOMM, Inc.	402,442
		2,475,025
	Computers & Peripherals — 6.6%
2,450	Apple, Inc. (a)	298,998
29,675	Dell, Inc. (a)	847,221
27,825	Hewlett-Packard Co.	1,241,551
9,175	International Business Machines Corp.	965,669
		3,353,439
	Construction Materials — 0.5%
6,500	Cemex S.A.B. de C.V. ADR (Mexico) (a)	239,850
	Consumer Finance — 2.4%
10,775	American Express Co.	659,215
7,300	Capital One Financial Corp.	572,612
		1,231,827
	Diversified Financial Services — 6.3%
25,100	Bank of America Corp.	1,227,139
5,975	CIT Group, Inc.	327,609
32,450	Citigroup, Inc.	1,664,361
		3,219,109
	Diversified Telecommunication Services — 1.8%
22,075	Verizon Communications, Inc.	908,828
	Electric Utilities — 2.1%
7,700	American Electric Power Co., Inc.	346,808
12,375	Edison International	694,485
		1,041,293
	Energy Equipment & Services — 1.5%
2,600	Baker Hughes, Inc.	218,738
6,300	Schlumberger Ltd.	535,122
		753,860
	Food & Staples Retailing — 3.7%
9,375	CVS Caremark Corp.	341,719
6,975	Safeway, Inc.	237,359
27,350	Wal-Mart Stores, Inc.	1,315,808
		1,894,886
	Food Products — 0.7%
10,333	Kraft Foods, Inc., Class A	364,238
	Health Care Equipment & Supplies — 0.7%
6,675	Baxter International, Inc.	376,070
	Health Care Providers & Services — 2.8%
12,975	Cardinal Health, Inc.	916,554
6,075	WellPoint, Inc. (a)	484,967
		1,401,521
	Hotels, Restaurants & Leisure — 3.4%
18,900	McDonald’s Corp.	959,364
8,600	Royal Caribbean Cruises Ltd.	369,628
11,100	Wyndham Worldwide Corp. (a)	402,486
		1,731,478
	Household Products — 1.0%
8,275	Procter & Gamble Co.	506,347
	Industrial Conglomerates — 2.9%
26,475	General Electric Co.	1,013,463
14,050	Tyco International Ltd. (Bermuda) (a)	474,749
		1,488,212

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 5.1%
7,875	Allstate Corp. (The) (m)	484,391
4,050	AMBAC Financial Group, Inc.	353,120
17,625	Genworth Financial, Inc.	606,300
5,775	Hartford Financial Services Group, Inc.	568,895
11,275	Travelers Cos., Inc. (The)	603,212
		2,615,918
	Internet Software & Services — 1.0%
19,100	Yahoo!, Inc. (a)	518,183
	Machinery — 1.6%
4,000	Caterpillar, Inc.	313,200
9,700	Dover Corp.	496,155
		809,355
	Media — 5.8%
39,750	Comcast Corp., Special Class A (a)	1,111,410
46,900	News Corp., Class A	994,749
40,150	Time Warner, Inc.	844,756
		2,950,915
	Multiline Retail — 0.8%
5,875	J.C. Penney Co., Inc.	425,233
	Oil, Gas & Consumable Fuels — 8.2%
8,075	Chevron Corp.	680,238
4,200	Devon Energy Corp.	328,818
39,150	El Paso Corp.	674,554
16,950	Exxon Mobil Corp.	1,421,766
4,750	Marathon Oil Corp.	284,810
13,050	Occidental Petroleum Corp.	755,334
		4,145,520
	Pharmaceuticals — 7.7%
8,400	Abbott Laboratories (m)	449,820
3,725	Johnson & Johnson	229,534
19,000	Merck & Co., Inc.	946,200
45,335	Pfizer, Inc.	1,159,216
3,825	Sepracor, Inc. (a)	156,902
17,150	Wyeth	983,381
		3,925,053
	Road & Rail — 1.7%
16,550	Norfolk Southern Corp.	870,034
	Semiconductors & Semiconductor Equipment — 1.0%
22,700	Altera Corp.	502,351
	Software — 4.3%
59,200	Microsoft Corp.	1,744,624
22,475	Oracle Corp. (a)	442,982
		2,187,606
	Specialty Retail — 1.1%
14,375	Home Depot, Inc.	565,656
	Thrifts & Mortgage Finance — 1.3%
10,700	Freddie Mac	649,490
	Tobacco — 2.1%
15,100	Altria Group, Inc.	1,059,114
	Wireless Telecommunication Services — 0.8%
20,267	Sprint Nextel Corp.	419,730
	Total Long-Term Investments (Cost $38,228,208)	50,388,591
Short-Term Investment — 0.7%
	Investment Company — 0.7%
364,340	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $364,340)	364,340
	Total Investments — 99.7% (Cost $38,592,548)	50,752,931
	Other Assets in Excess of Liabilities — 0.3%	147,072
	NET ASSETS — 100.0%	$50,900,003

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

U.S. Large Cap Core Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$50,388,591
Investments in affiliates, at value	364,340
Total investment securities, at value	50,752,931
Receivables:
Investment securities sold	930,657
Portfolio shares sold	22,457
Interest and dividends	55,981
Total Assets	51,762,026

LIABILITIES:
Payables:
Investment securities purchased	760,560
Portfolio shares redeemed	31,988
Accrued liabilities:
Investment advisory fees	14,921
Administration fees	7,114
Custodian and accounting fees	5,943
Other	41,497
Total Liabilities	862,023
Net Assets	$50,900,003

NET ASSETS:
Paid in capital	$51,756,801
Accumulated undistributed (distributions in excess of) net investment income	245,142
Accumulated net realized gains (losses)	(13,262,323)
Net unrealized appreciation (depreciation)	12,160,383
Total Net Assets	$50,900,003

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,090,876
Net asset value, offering and redemption price per share	$16.47

Cost of investments	$38,592,548

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

U.S. Large Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividend income	$449,060
Dividend income from affiliates (a)	11,974
Total investment income	461,034

EXPENSES:
Investment advisory fees	88,583
Administration fees	46,202
Custodian and accounting fees	13,924
Professional fees	24,411
Trustees’ and Chief Compliance Officer’s fees	521
Printing and mailing costs	29,285
Transfer agent fees	7,161
Interest expense	744
Other	5,046
Total expenses	215,877
Less earnings credits	(4)
Net expenses	215,873
Net investment income (loss)	245,161

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	3,088,939
Change in net unrealized appreciation (depreciation) of investments	(374,159)
Net realized/unrealized gains (losses)	2,714,780
Change in net assets resulting from operations	$2,959,941

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Large Cap Core Equity Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$245,161	$549,107
Net realized gain (loss)	3,088,939	2,365,757
Change in net unrealized appreciation (depreciation)	(374,159)	4,827,560
Change in net assets resulting from operations	2,959,941	7,742,424

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(549,100)	(495,528)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,389,004	3,862,521
Dividends reinvested	549,100	495,528
Cost of shares redeemed	(7,021,267)	(7,991,424)
Change in net assets from capital transactions	(4,083,163)	(3,633,375)

NET ASSETS:
Change in net assets	(1,672,322)	3,613,521
Beginning of period	52,572,325	48,958,804
End of period	$50,900,003	$52,572,325
Accumulated undistributed (distributions in excess of) net investment income	$245,142	$549,081

SHARE TRANSACTIONS:
Issued	148,642	270,354
Reinvested	33,979	34,847
Redeemed	(437,835)	(560,012)
Change in shares	(255,214)	(254,811)

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
U.S. Large Cap Core Equity Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$15.71	$0.09	$0.84	$0.93	$(0.17)	$(0.17)
Year Ended December 31, 2006	13.60	0.17	2.08	2.25	(0.14)	(0.14)
Year Ended December 31, 2005	13.59	0.15	0.03	0.18	(0.17)	(0.17)
Year Ended December 31, 2004	12.51	0.16	1.02	1.18	(0.10)	(0.10)
Year Ended December 31, 2003	9.84	0.10	2.65	2.75	(0.08)	(0.08)
Year Ended December 31, 2002	13.06	0.08	(3.29)	(3.21)	(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$16.47	5.97%	$50,900	0.85%	0.97%	0.85%	19%
15.71	16.65	52,572	0.85	1.09	0.85	29
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36
12.51	28.14	51,208	0.85	0.89	0.85	86
9.84	(24.62)	42,713	0.85	0.67	0.85	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

E.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation

12   JPMORGAN SERIES TRUST II        JUNE 30, 2007

establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3.  Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, was $431.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$9,801,487	$14,230,598

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$38,592,548	$12,522,036	$361,653	$12,160,383

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN SERIES TRUST II   15

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
U.S. Large Cap Core Equity Portfolio
Actual	$1,000.00	$1,059.70	$4.34	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN SERIES TRUST II   17

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-USLCCEP-607

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Series Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

September 7, 2007